UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       SCHEDULE 14C INFORMATION STATEMENT

                                 (Rule 14c-101)

  Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

Check the appropriate box:
[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                                 CYTATION CORP.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules l4c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    PRELIMINARY AMENDED INFORMATION STATEMENT

                              DATED: June 20, 2006

                                 CYTATION CORP.
                        4902 EISENHOWER BLVD., SUITE 185
                                 TAMPA, FL 33634
                                 (813) 885-5998

                              INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is furnished by the Board of Directors of Cytation Corp. (the "Company") to provide notice of a special meeting of stockholders of  the Company which will be held on July 12, 2006 at 2:00 p.m. at

4902 Eisenhower Blvd., Suite 185 for the purpose of electing directors, amending the Company's Certificate of Incorporation, increasing the Company's authorized common and preferred stock, changing the name of the Company, and changing the domicile of the Company. This special meeting of the stockholders of the Company is not in lieu of the Company's annual meeting.

     The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on June 5, 2006 (the "Record Date"). This Information Statement will be first mailed on or about  June 22,  2006  to stockholders of record at the close of business on the

Record  Date.

     ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THE RECORD DATE ARE ENTITLED TO NOTICE OF THE PROPOSALS. PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY.


     This is a fifth amendment to the Preliminary Schedule 14C filed with the SEC on February 3, 2006 and amended on February 14, 2006, April 6, 2006, May 9, 2006, and June 2, 2006. All changes to the fourth amendment to the Preliminary

Schedule  14C  are  indicated  with  revisionmarks,    ,  just as in this
paragraph.


                       BY ORDER OF THE BOARD OF DIRECTORS


/S/CHARLES G. MASTERS
---------------------
CHARLES G. MASTERS
PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
TAMPA, FLORIDA

June 20, 2006

                    PRELIMINARY AMENDED INFORMATION STATEMENT

                              DATED: June 20, 2006

                                 CYTATION CORP.
                        4902 EISENHOWER BLVD., SUITE 185
                                 TAMPA, FL 33634
                                 (813) 885-5998
                              INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement contains information related to certain corporate actions of Cytation Corporation, a Delaware corporation (the

"Company"), and is  expected  to  be mailed to shareholders on or about June 22,

2006. Unless otherwise indicated or the context otherwise requires, all references below in this Information Statement to "we," "us" and the "Company" are to Cytation Corporation, a Delaware corporation, together with its wholly-owned subsidiaries, Deer Valley Acquisitions Corp., a Florida corporation, and Deer Valley Homebuilders, Inc., an Alabama corporation. Specific discussions or comments relating to Cytation Corporation will reference the "Company," those relating to Deer Valley Acquisitions Corp. will reference "DVA", and those relating to Deer Valley Homebuilders, Inc. will be referred to as "Deer Valley."

                         ABOUT THE INFORMATION STATEMENT

WHAT  IS  THE  PURPOSE  OF  THE  INFORMATION  STATEMENT?

     This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders, as of the close of business on the Record Date, of corporate action expected to be taken at the Company's special meeting of shareholders following the acquisition described in the Summary Term Sheet below. The acquisition of Deer Valley Homebuilders, Inc. was completed on January 18, 2006. In connection with this transaction, it is proposed that we amend our Certificate of Incorporation to authorize more shares of common and preferred stock. This requires the approval of both the holders of a majority of the issued and outstanding shares of the Company's common stock and our Board of Directors.

                                SUMMARY OF TERMS
                                ----------------

ACQUIRER:           Deer  Valley  Acquisitions,  Corp.,  a  Florida  corporation and a wholly-owned subsidiary of Cytation Corporation, a Delaware corporation.

ACQUIRED
COMPANY:            Deer Valley Homebuilders, Inc., an Alabama corporation.

FORM  OF
ACQUISITION:        Acquisition  of  100%  of  the  issued  and  outstanding
                    capital stock of Deer Valley Homebuilders, Inc.

PURCHASE  PRICE:    $6,000,000  cash  paid  at  closing.  Up  to  an  additional
                    $6,000,000  may  be  paid to the former shareholders of Deer
                    Valley  Homebuilders, Inc. pursuant to an earn-out agreement
                    (the "Deferred Purchase Price"). The Deferred Purchase Price is paid over a five year term and is based upon the financial performance of Deer Valley Homebuilders, Inc.

FINANCING:          Of  the  $6,000,000  cash  paid  at  closing,  $1,500,000
                    originated  from  a  promissory  note  payable  by  Cytation
                    Corporation. The remainder of the purchase price originated from a private placement of Cytation securities, pursuant to Rule 506 promulgated under Section 4(2) the Securities Act of 1933, as amended.

MANAGEMENT:         Pursuant  to  long-term  Employment  Agreements,  the
                    existing management of Deer Valley Homebuilders, Inc. will continue to manage the day to day operations of Deer Valley
                    Homebuilders, Inc.

PURCHASE AGREEMENT: The  Purchase  Agreement  provides  for  standard representations and warranties as to the condition of Deer Valley Homebuilders, Inc.

DESCRIPTION OF
BUSINESS:           Deer  Valley  Homebuilders,  Inc.  was  founded  in January,
                    2004 and is a manufacturer of factory-built homes for the southeastern and south central housing markets in the United
                    States. As of the date of the closing, Deer Valley manufactured all of its factory-built homes from a single manufacturing facility located in Guin, Alabama. As of the date of the closing, Deer Valley was selling manufactured homes in 14 states through its network of independent dealers and retail centers.

LOCATION:           Deer  Valley  has  its  business  offices  located  at  205
                    Carriage Street, P.O. Box 310, Guin, Alabama 33563.

ADDITIONAL
INFORMATION:        For  more  complete  information,  see  below,  "DESCRIPTION
                    OF BUSINESS" and "CHANGE IN CONTROL AND ACQUISITION" in this
                    Information Statement.


WHEN WILL THE SPECIAL MEETING OCCUR AND WHAT BUSINESS WILL BE CONDUCTED AT THE MEETING?

     Shareholders holding in excess of fifty percent (50%) of the Company's outstanding capital stock are expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place at  the  meeting  on  July 12,  2006.

     Notice is hereby given that the Special Meeting of Stockholders (the "Meeting") of Cytation Corporation, a Delaware corporation, will be held at the Company's offices, located at 4902 Eisenhower Blvd., Suite 185, Tampa, Florida

33634,  on  July 12,  2006  at 2:00 p.m., Eastern Daylight Savings Time, for the

following  purposes:

     1. To elect each of Hans Beyer, John Giordano, and Dale Phillips as directors to serve until the next annual meeting of the shareholders in the years in which their terms expire and until their successors are elected and qualified, or until their earlier resignation, removal from office, or death;

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized preferred stock, par value $.01 per share, of the Company from 1,140,000 shares to 10,000,000 shares;

     3. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized common stock, par value $.001 per share, of the Company from 2,000,000 shares to 100,000,000 shares;

     4. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Deer Valley Corporation.;

     5. To approve a merger with a Florida corporation, solely for purposes of establishing the Company's domicile in Florida; and

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

WHO  IS  ENTITLED  TO  NOTICE?

     Each holder of an outstanding share of common or preferred stock of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon.

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?

     Shareholders holding a majority of the outstanding capital stock have indicated that they will vote for the following matters:

     FOR the election of each of Hans Beyer, John Giordano, and Dale Phillips to serve as directors of Cytation Corporation until the next annual meeting of shareholders in the years in which their terms expire and until their successors are duly elected and qualified, or until their earlier resignation, removal from office, or death;

     FOR amending the Company's Certificate of Incorporation to increase the authorized preferred stock, par value $.01 per share, of the Company from 1,140,000 shares to 10,000,000 shares;

     FOR amending the Company's Certificate of Incorporation to increase the authorized common stock, par value $.001 per share, of the Company from 2,000,000 shares to 100,000,000 shares of common stock;

     FOR amending the Certificate of Incorporation to change the name of the Company to Deer Valley Corporation; and

     FOR approving a merger with a Florida corporation, solely for purposes of establishing the Company's domicile in Florida.

WHAT  VOTE  IS  REQUIRED  TO  APPROVE  THE  PROPOSAL?

     ELECTION OF HANS BEYER, JOHN GIORDANO, AND DALE PHILLIPS. The election of Messrs. Beyer, Giordano, and Phillips will require the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date.
Directors are required to be elected by a majority of the votes cast. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for the election of Messrs. Beyer, Giordano, and Phillips as directors.

     AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED PREFERRED STOCK. For approval of the increase in preferred stock, the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval.

In addition, the holders of at least fifty percent of our issued Series A Preferred Stock, as a class, must consent to the increase. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for approval of the increase, and holders of at least fifty percent of our issued and outstanding Series A Preferred Stock have indicated that they will consent to the increase.

     AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK. For approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 2,000,000 shares to 100,000,000 shares, the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for the amendment.

     CHANGING THE NAME OF THE COMPANY. For approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Deer Valley Corporation, the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for the amendment.

     CHANGING  THE  DOMICILE OF THE COMPANY.

For approval of a merger with a Florida corporation named Deer Valley Corporation, solely for the purposes of establishing the Company's domicile in Florida, the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval. In addition, the holders of at least fifty percent of our issued Series A Preferred Stock, as a class, must consent to the merger. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for approval of the merger, and holders of at least fifty percent of our issued and outstanding Series A Preferred Stock have indicated that they will consent to the merger.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     There are currently six seats on the Board of Directors, four of which are currently vacant. The Board is currently divided into three classes of directors, each class serving staggered three-year terms. Directors hold their positions until the annual meeting of the shareholders in the year in which their term expires and until their respective successors are elected and qualified or until their earlier resignation, removal from office, or death.

     Three directors are to be elected to serve until the next annual meeting of the shareholders in the year in which their term expires and until their successors are elected and qualified. The Board of Directors has nominated Hans Beyer, John Giordano, and Dale Phillips to serve as directors (the "Nominees"). Mr. Christopher Portner is currently serving as a director and will resign promptly at the special meeting. Messrs. Beyer and Phillips currently have no role with the Company. Mr. Giordano is a shareholder in Bush Ross, P.A., which serves as legal counsel to the Company in corporate and securities matters. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting in the year in which the term expires.

                                 PROPOSAL NO. 2

            AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE
                           AUTHORIZED PREFERRED STOCK

     The Company's directors propose an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of preferred stock, par value $.01 per share, from 1,140,000 to 10,000,000 shares of preferred stock, par value $.01 per share.

PURPOSE  OF  INCREASING  THE  COMPANY'S  AUTHORIZED  SHARES  OF  PREFERRED STOCK

     GENERAL  CORPORATE  PURPOSE

     The Company's directors believe that it is desirable to have additional shares of preferred stock available for other possible future financing, possible future acquisition transactions, stock dividends, stock splits, and other general corporate purposes. The Company's directors believe that having such additional authorized shares of preferred stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financing and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

     The Company has plans to issue additional preferred stock in the future to institutional or accredited investors in an offering exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. A vote to increase the authorized preferred stock will facilitate the Company's ability to issue additional capital stock. Such future issuances will likely dilute current shareholders' ownership interests in the Company.

AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION

     The amendment to the Company's Certificate of Incorporation provides for the authorization of 8,860,000 additional shares of the Company's preferred stock.

     The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article Fourth of the Certificate of Incorporation shall be changed as follows. The first sentence of Article Fourth shall be deleted in its entirety and substituted with the following:

"FOURTH:The total number of shares of stock that the Corporation shall have
 -------
authority to issue shall be 110,000,000 shares, consisting of (i) 100,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii)
10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock")."

ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED SHARES

     There are certain advantages and disadvantages of voting for an increase in the Company's authorized preferred stock. The advantages include:

     - The ability to raise capital by issuing capital stock under the transactions described above or other financing transactions.

     - To have shares of preferred stock available to pursue business expansion opportunities, if any.

The  disadvantages  include:

     - Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

     - The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company which might otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder who will vote in accordance with the desires of the Company's Board of Directors at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements which may have material anti-takeover consequences.

NOTICE  OF  INTEREST  OF  SENIOR  MANAGEMENT  OF  DEER  VALLEY

     If Deer Valley remains profitable, certain members of the senior management of Deer Valley will receive substantial additional payments from the acquisition of Deer Valley. Increasing the number of authorized shares of the Company's preferred stock will facilitate this transaction. For more information, please see "Certain Relationships And Related Transactions," "Change in Control," and "Off-Balance Sheet Arrangements" below.

                                 PROPOSAL NO. 3

            AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE
                             AUTHORIZED COMMON STOCK

     The Company's directors propose an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 2,000,000 to 100,000,000 shares of common stock, par value $.001 per share.

PURPOSE  OF  INCREASING  THE  COMPANY'S  AUTHORIZED  SHARES  OF  COMMON  STOCK

     CONVERSION  OR  EXERCISE  OF  DERIVATIVE  SECURITIES

     The Company's directors believe that it is desirable to have additional shares of common stock available in order to facilitate the conversion or exercise of derivative securities which are convertible to common stock, such as the Company's convertible preferred stock.

The Company does not currently have sufficient common stock to satisfy the conversion provisions of its outstanding convertible securities. The Company does not currently have any plans to issue common stock, other than in exchange for its convertible securities.

     GENERAL  CORPORATE  PURPOSE

     The Company's directors believe that it is desirable to have additional shares of common stock available for other possible future financing, possible future acquisition transactions, stock dividends, stock splits, and other general corporate purposes. The Company's directors believe that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting.

Although such issuance of additional shares with respect to future financing and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION

     The amendment to the Company's Certificate of Incorporation provides for the authorization of 98,000,000 additional shares of the Company's common stock.

     The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article Fourth of the Certificate of Incorporation shall be changed as follows. The first sentence of Article Fourth shall be deleted in its entirety and substituted with the following:

"FOURTH:The total number of shares of stock that the Corporation shall have
 -------
authority to issue shall be 110,000,000 shares, consisting of (i) 100,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii)
10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock")."

ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED SHARES

     There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

     - The ability to raise capital by issuing capital stock under the transaction described above or other financing transactions.

     - To have shares of common stock available to pursue business expansion opportunities, if any.

The  disadvantages  include:

     - Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

     - The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company which might otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder who will vote in accordance with the desires of the Company's Board of Directors at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements which may have material anti-takeover consequences.

NOTICE  OF  INTEREST  OF  SENIOR  MANAGEMENT  OF  DEER  VALLEY

     If Deer Valley remains profitable, certain members of the senior management of Deer Valley will receive substantial additional payments from the acquisition of Deer Valley. Increasing the number of authorized shares of the Company's common stock will facilitate this transaction. For more information, please see "Certain Relationships And Related Transactions," "Change in Control," and "Off-Balance Sheet Arrangements" below.

                                 PROPOSAL NO. 4

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

     The Company's directors propose an amendment to the Company's Certificate of Incorporation to change the name of the Company to Deer Valley Corporation.

GENERAL

     The  Board  of  Directors  approved  a  proposal  to  amend  the  Company's
Certificate of Incorporation to change the Company's Name to Deer Valley Corporation. The Board further decreed that the proposal be submitted to the shareholders.

     If Proposal No. 4 is approved, the Company's corporate name will be Deer Valley Corporation.

PURPOSE  OF  CHANGING  THE  COMPANY'S  NAME

     The Board of Directors has proposed the amendment to change the Company's corporate name because it believes the new name is more synonymous with the Company's current operations.

AMENDMENT  OF  CERTIFICATE  OF  INCORPORATION

     The amendment to the Certificate of Incorporation must be approved by a majority of the votes cast at the special meeting of the shareholders.

     The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article First of the Certificate of Incorporation shall be changed as follows. The first sentence of Article First shall be deleted in its entirety and substituted with the following:

"FIRST: The name of the corporation (the "Corporation") is: DEER VALLEY
 ------
CORPORATION."

                                 PROPOSAL NO. 5

 MERGER WITH FLORIDA CORPORATION SOLELY FOR THE PURPOSE OF CHANGING THE DOMICILE
                                 OF THE COMPANY

     The Company's directors propose a merger with a Florida corporation solely for the purpose of changing the domicile of the Company.

GENERAL

     The Board of Directors approved a proposal to merge with a Florida corporation. The Board further decreed that the proposal be submitted to the shareholders. If Proposal No. 5 is approved, the Company shall be merged with and into a Florida corporation in accordance with the applicable laws of the States of Delaware and Florida. The name of the Florida corporation will be "Deer Valley Corporation." The separate existence of the Company shall cease, the Florida corporation shall be the surviving entity, and the Florida corporation shall be governed by the laws of the State of Florida.

     The Articles of Incorporation of the new Florida corporation will be substantially similar to the current Delaware Certificate of Incorporation and will include the amendments proposed to our Delaware Certificate of Incorporation in this Information Statement.

     See Exhibit 99.6 for the Articles of Incorporation the Board of Directors proposes for the Florida corporation. Except for the name of the corporation and the reference to "Articles of Incorporation" rather than to a "Certificate of Incorporation," the Bylaws of the new Florida corporation will be identical to the Company's current Bylaws. The Company's directors and officers elected and appointed at or pursuant to the special meeting announced by this Information Statement, as well as current director, Charles G. Masters, shall be the directors and officers of the surviving Florida corporation.

     Upon the effective date of the merger, by virtue of the merger and without any action on the part of any holder thereof, each share of the Company's Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the common stock of the surviving Florida corporation, with the same rights and privileges thereto appertaining.

Likewise, each share of the Company's Preferred Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the preferred stock of the surviving Florida corporation, with the same rights and privileges thereto appertaining. The Company's options and warrants shall also shall be changed and converted into options and warrants of the surviving Florida corporation, with the same rights and privileges thereto appertaining.

     On the effective date of the merger, the surviving Florida corporation, without further act, deed, or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of the Company; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to the Company on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the surviving Florida corporation without further act or deed; title to any real estate, or any interest therein vested in the Company, shall not revert or in any way be impaired by reason of the merger; and all of the rights of creditors of the Company shall be preserved unimpaired, and all liens upon the property of the Company shall be preserved unimpaired, and all debts, liabilities, obligations, and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the surviving Florida corporation and may be enforced against the Company to the same extent as if all of said debts, liabilities, obligations, and duties had been incurred or contracted by the Company.

PURPOSE  OF  MERGER  WITH  FLORIDA  CORPORATION

     The Board of Directors has proposed the merger solely for the purpose of changing the domicile of the Company. The Board of Directors deem it advisable and to the advantage of the shareholders that the Company be merged with and into a Florida corporation for the purpose of changing the jurisdiction of incorporation of the Company from the State of Delaware to the State of Florida.

           INFORMATION DISCLOSED AS PART OF THIS INFORMATION STATEMENT

                                   MANAGEMENT

OFFICERS  AND  DIRECTORS

     As of June 2, 2006, the directors and executive officers of Cytation Corporation, Inc., their ages, positions, the dates of initial election or appointment as directors or executive officers, and the expiration of their terms are as set forth in the following table. Please note that Joel Logan, Charles Murphree, and John Lawler are not directors or executive officers of Cytation Corporation but are included in this table pursuant to Rule 3b-7 because they are executive officers and/or directors of the Company's subsidiary who perform policy-making functions.



NAME OF                  AGE               POSITION                          PERIOD SERVED
DIRECTOR/EXECUTIVE
OFFICER
Charles G. Masters        66  President, Chief Executive Officer,  January 18, 2006 to Present; term
                              and Class II Director                as Class II Director expires in
                                                                   2007

Christopher Portner       40  Class I Director                     July 2001 to Present; term as
                                                                   Class I Director expires in 2006

Joel Stephen Logan, II    37  Member of the Board of Directors     January 2004 to Present; term as
                              of Deer Valley Homebuilders, Inc.,   Director expires in 2006
                              President and General Manager of
                              Deer Valley Homebuilders, Inc.

                                       10

Charles L. Murphree,      44  Member of the Board of Directors     April 2004 to Present; term as
Jr.                           of Deer Valley Homebuilders, Inc.,   Director expires in 2006
                              Vice President and Regional Sales
                              Director of Deer Valley
                              Homebuilders, Inc.

John Steven Lawler        37  Member of the Board of Directors of  January 2004 to Present; term as
                              Deer Valley Homebuilders, Inc.,      Director expires in 2006
                              Director of Finance, Deer Valley
                              Homebuilders, Inc.

Hans Beyer                40  Proposed Class II Director           Nominee; term would expire in
                                                                   2007

John Giordano             48  Proposed Class III Director          Nominee; term would expire in
                                                                   2008

Dale Phillips             58  Proposed Class I Director            Nominee; term would expire in
                                                                   2009


DUTIES, RESPONSIBILITIES AND EXPERIENCE

     CHARLES G. MASTERS, Chief Executive Officer, President and Director of Cytation Corporation. Mr. Masters was the founder of Deer Valley Acquisitions Corporation and, since its inception in July 2005, has served as its Chief Executive Officer. In March 1998, Mr. Masters founded and has since served as CEO and CFO of Bumgarner Enterprises, Inc., an oil and gas development and a business consulting firm. Since 2001, Mr. Masters has also served as Director, CEO and CFO of Ranger Industries, Inc., a public company, which is the sole shareholder of Bumgarner Enterprises. Ranger Industries engages in business consulting, due diligence research, and oil and gas exploration and development. Mr. Masters has founded and served as the CEO and CFO of several private companies involved in the development of military electronic communications and test equipment, pioneering the introduction of microprocessors into point of sale equipment, medical equipment, artificial intelligence devices, and the development of laser scanners. Mr. Masters received a B.S.E.E. (1961) from Duke University, a M.S.E.E. (1964) from the University of Pittsburgh and a M.S.M.S.
(1966)  from  Johns  Hopkins  University.

     CHRISTOPHER PORTNER, Director of Cytation Corporation. Since March 1998, Mr. Portner has been a certified financial planner and a general securities principal with PSA Equities and a portfolio manager with PSA Capital Management of Lutherville, Maryland. From 1995 through February 1998, Mr. Portner was a financial consultant with Peremel & Company of Baltimore, Maryland. Mr. Portner is a graduate of the College of Financial Planning's professional education program, holds a Bachelor of Science degree in both Business and English from Towson State University. Mr. Portner plans to resign as director at a special meeting  to  be  held  in  July  2006.


     JOEL STEPHEN LOGAN, II, Director, President, and General Manager of Deer Valley Homebuilders, Inc. Mr. Logan has extensive experience in the manufactured home industry. Since 2004, Mr. Logan has served as General Manager and President for Deer Valley Homebuilders, Inc. From 1996 until 2003, Mr. Logan worked as President of Pinnacle Homes of Alabama, a manufactured housing company. Mr. Logan is a graduate of Mississippi State University, from which he holds a degree in Business Administration. Mr. Logan is included here as an executive officer because he is an executive officer of the Company's subsidiary who performs a policy-making function, as determined by Rule 3b-7.

     CHARLES L. MURPHREE, JR., Director, Vice President, and Regional Sales Director of Deer Valley Homebuilders, Inc. Since April of 2004, He has worked as Regional Sales Director and Vice President of Deer Valley Homebuilders, Inc. From 2003 until 2004, Mr. Murphree served as Plant Manager for Clayton Homes,
Inc. From 2000 through 2003, Mr. Murphree worked as General Manager of the Energy and LifeStyle Divisions of Southern Energy Homes, Inc. Clayton Homes, Inc. and Southern Energy Homes, Inc. are producers of manufactured housing. Mr. Murphree graduated from the University of Alabama with a Bachelor of Science in Business Administration. Mr. Murphree is included here as an executive officer because he is an executive officer of the Company's subsidiary who performs a policy-making function, as determined by Rule 3b-7.

     JOHN STEVEN LAWLER, Director and Director of Finance of Deer Valley Homebuilders, Inc. Since April 2004, Mr. Lawler, a certified public accountant, has worked as Director of Finance for Deer Valley Homebuilders, Inc. From 2001 until 2004, he served as ERP and IT Project Manager for Cavalier Homes, Inc. Cavalier Homes, Inc. is a producer of manufactured housing. From 1999 until 2001, Mr. Lawler worked as the ERP Team Leader for Financial Accounting for Cavalier Homes, Inc. Mr. Lawler holds a Bachelor of Science in Business Administration from the University of Alabama. Mr. Lawler is included here as an executive officer because he is an executive officer of the Company's subsidiary who performs a policy-making function, as determined by Rule 3b-7.

     HANS BEYER, Nominee for Director. Since February of 2005, Mr. Beyer has served as a partner for Saxon Gilmore Carraway Gibbons Lash & Wilcox, P.A. At Saxon Gilmore Carraway Gibbons Lash & Wilcox, P.A., he oversees and manages complex legal matters. Since September 2005, Mr. Beyer has served as the Senior Vice President of Mirabilis Ventures, Inc. At Mirabilis Ventures, Inc., he oversees private equity investments. Mirabilis Ventures, Inc. is a diversified, privately-held holding company with interests in a variety of companies in industries including construction, business consulting, and software development. In addition, Mr. Beyer is President and Founder for Daedalus Consulting, Inc., which provides Internet research and business consulting services, primarily for start-up and small companies. In connection with his position at Daedalus Consulting, Inc., Mr. Beyer provides consulting advice on business matters. From 2003 to February 2005, Mr. Beyer was a partner at Buchanan Ingersoll, P.C. Prior to 2002, Mr. Beyer was the founder and President of the Law Firm of Hans Christian Beyer, P.A. Mr. Beyer holds a B.A. from the University of Michigan and a J.D. from the University of Michigan Law School.

     JOHN GIORDANO, Nominee for Director. For the past five years Mr. Giordano has served as Chair of the Business, Tax and Corporate Finance Practice Group at Bush Ross, P.A., a Tampa, Florida law firm. He is regularly involved in complex business-related transactions, has extensive experience in a broad range of areas, including federal and state securities law, corporate finance, mergers, acquisitions, and tax law, and has acted as general corporate counsel for numerous Florida-based public and private corporations. Mr. Giordano attended the University of Florida, where he received a B.S., a J.D., and an L.L.M. in taxation.

     DALE PHILLIPS, Nominee for Director. For the past five years, Mr. Phillips has served as a director and Vice President of Finance for RE Purcell Construction Co., Inc., a paving and utility contractor. He is also a director and Vice President for Dalmari, Inc. Mr. Phillips holds an A.S. (1968) in Business Management from Champlain College and a B.A. (1971) in Accounting from Castleton State College.

SIGNIFICANT  EMPLOYEES

     Other than the executive officers of Deer Valley named above, no other employees are required to be disclosed under this item. Because of their importance to the success of Deer Valley and the Company, Deer Valley maintains "key man" life insurance policies, with Deer Valley as beneficiary, on the former owners of Deer Valley, including Joel Stephen Logan II, John Steven Lawler, and Charles Murphree.

FAMILY  RELATIONSHIPS

     There are no family relationships among any of our directors and executive officers.

INVOLVEMENT  IN  LEGAL  PROCEEDINGS

     To the best of our knowledge, there is no material proceeding to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company or any of its subsidiaries.

     To the best of our knowledge, during the past five years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any property or business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, officers and holders of more than 10% of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership. Based solely on a review of the forms, reports, and certificates filed with the Company by such persons, all Section 16(a) filing requirements were complied with by such persons during the last fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as set forth below, there were no transactions during the last two fiscal years, and there are no proposed transactions to which the Company or its subsidiary was or is to become a party, in which any director, executive officer, director nominee, beneficial owner of more than five percent (5%) of any class of our stock, or members of their immediate families had, or is to have, a direct or indirect material interest.

     Charles G. Masters, the current President of Cytation, and several potential investors met with the officers and principals of Deer Valley Homebuilders, Inc. during the fall 2004 for the purpose of exploring a variety of potential investment relationships in or with Deer Valley Homebuilders, Inc. Over the course of the next year, numerous possible relationships were discussed primarily by Mr. Masters and Joel S. Logan II, the President of Deer Valley. The founders of Deer Valley desired to be bought out by an acquisition company, preferably public, but also desired to continue to operate the company. Toward this end, Mr. Masters formed Deer Valley Acquisitions Corp. in July of 2005. The aforementioned discussions ultimately led to an agreement for Deer Valley Acquisitions Corp. to purchase 100% of the outstanding shares of Deer Valley. This agreement was formalized as the Securities Purchase and Share Exchange Agreement. Subsequent to the signing of the document, DVA negotiated a merger with Cytation Corporation, and entered into a agreement with Midtown Partners to raise approximately $7,500,000 from accredited investors to allow the consolidated Cytation/DVA to fulfill the cash obligations of the Securities Purchase and Share Exchange Agreement. The entire transaction was completed as a series of contemporaneous closings which occurred January 18, 2006 and which are more fully described under "Change in Control and Acquisition" below. During the past two years, other than the negotiations described above, there were no negotiations, transactions, or material contracts between Cytation Corporation and Deer Valley Homebuilders, Inc.

     In connection with the Securities Purchase and Share Exchange Agreement, on January 18, 2006, the Company issued to Vicis Capital Master Fund, Inc. (the "Lender") an Interest Bearing Non-Convertible Installment Promissory Note, in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), together with interest accruing thereon at an annual rate of twelve percent (12%) per annum (the "Promissory Note"). The Lender also owns Series A Preferred Stock, Series A Common Stock Purchase Warrants, and Series B Common Stock Purchase Warrants.

     In March 2006, the Lender agreed to convert the Promissory Note into 150,000 shares of Series A Preferred Stock, Series A Common Stock Purchase Warrants entitling the holder to purchase 2,000,000 shares of Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share, and Series B Common Stock Purchase Warrants entitling the holder to purchase 1,000,000 shares of Common Stock at an exercise price of two dollars and twenty five cents ($2.25).

     In connection with the Capital Stock Purchase Agreement, DVA entered into the Earnout Agreement, pursuant to which, additional payments may be paid to the former owners of Deer Valley Homebuilders, Inc., as an earnout, based upon the net income before taxes of Deer Valley Homebuilders, Inc. Joel Stephen Logan, II, the President and General Manager of Deer Valley Homebuilders, Inc., Charles
L. Murphree, Jr., the Vice President and Regional Sales Director of Deer Valley Homebuilders, Inc., and John Steven Lawler, Director of Finance of Deer Valley
Homebuilders,  Inc.,  are  each  a  party  to  the  Earnout  Agreement.

     Pursuant an oral consulting agreement with Ranger Industries, Inc., Cytation paid, in two installments on January 30, 2006 and February 8, 2006, a $100,000 consulting fee to Ranger Industries, Inc., as payment in full, for services rendered. Ranger Industries, Inc. is controlled by Charles G. Masters, the Chief Executive Officer & President of Cytation Corp.

     On January 25 2006, the Company approved Deer Valley entering into a Sales Contract with Steve J. Logan to purchase real property located at 7668 Highway 278 in Sulligent, Alabama(the "Sulligent Property"). On April 18, 2006, Deer Valley purchased the Sulligent Property from Steve J. Logan. The Sulligent
Property consists of a 65,992 square foot manufacturing plant located on approximately 13 acres of land. The Company paid the purchase price for the Sulligent Property of $725,000, in cash. Deer Valley obtained the funds for the purchase price of the Sulligent Property from its revolving line of credit described below under the heading "Financing." Prior to acquiring the Sulligent Property, Deer Valley's plant on the Sulligent Property operated, beginning on February 20, 2006, under a short-term lease. Steven J. Logan is father of Deer Valley's President and General Manager, Joel Logan. The purchase of the
Sulligent Property was approved by the disinterested members of Deer Valley's Board of Directors and the Chief Executive Officer of Cytation Corporation.

     The disinterested members of the board of Deer Valley have approved a consulting agreement between Deer Valley and Steve J. Logan, the father of Joel Stephen Logan, II, a Member of the Board of Directors, President, and General Manager of Deer Valley. Under the consulting agreement, Mr. Logan agreed to remain as a personal guarantor on a loan on the Guin property and to provide real estate consulting services from time to time, as requested. Deer Valley, in return, agreed to pay Mr. Logan $5,000 per month for five years and to assume the mortgage on the Guin property. Mr. Logan's personal guaranty allowed Deer Valley to obtain a materially lower interest rate than it would have otherwise been able to obtain. There are no specific minimum hours which Mr. Logan must work. There are no enforcement provisions available to Deer Valley, should Mr. Logan refuse to provide consulting services. To date, the number of consulting hours Mr. Logan has provided has been nominal

     Midtown Partners & Co., LLC ("Midtown Partners"), an SEC and NASD registered broker dealer, acted as the placement agent for the Company in connection with the Series A Preferred Stock Offering and was paid commissions as previously disclosed in the Company's filings. Christopher Phillips and other Series B Preferred Stockholders have an ownership interest in Midtown Partners.

                              CORPORATE GOVERNANCE

AUDIT COMMITTEE

      With the resignations of Messrs. Richard A. Fisher, Kevin J. High, Richard Parke, and John J Gilece, Jr. from the Board of Directors, we do not currently have an audit committee, but one will be appointed as the current year progresses. The board member who is currently performing the equivalent functions of an audit committee is Charles G. Masters, who has not been determined to be an "audit committee financial expert."

AUDIT COMMITTEE FINANCIAL EXPERT

     We do not currently have an "audit committee financial expert" as defined under Item 401(e) of Regulation S-B. As discussed above, our Board of Directors plans to form an Audit Committee and is actively seeking to appoint an individual to the Board of Directors and the Audit Committee who would be deemed an audit committee financial expert and who would be independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A.

AUDIT  COMMITTEE  CHARTER

     The  Board  of Directors has not adopted a written audit committee charter.

NOMINATING  COMMITTEE

     The Company does not currently have a standing Nominating Committee. The Company feels that it is appropriate not to have a standing Nominating Committee due to the size of the Company. Currently, the Board of Directors, as a whole, recommends candidates who will be nominated as management's slate of directors at each annual or special meeting of the shareholders. In connection with selecting candidates for nomination to the Board of Directors, including any nominees recommended by security holders, the Board of Directors (1) reviews compliance by security holders with the Company's nominating procedures contained in the Bylaws; (2) reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board of Directors, taking into account the skills and characteristics reflected in the then-current Board members, and identifies any particular qualifications necessary to augment the skills, expertise and experience represented on the Board; and (3) following appropriate investigation, ascertains the willingness of selected candidates to serve and extends invitations to become candidates.

     In identifying candidates for membership on the Board of Directors, the Board takes into consideration all of the factors that it considers appropriate, which may include diversity, knowledge of the Company's business and other related industries, skills, and experience of the nominee in the context of the needs of the Board as a whole. Nominees are selected who have the highest personal and professional integrity, as well as demonstrated abilities, and whom the Board believes will best serve the long-term interests of the stockholders. The Board considers recommendations from stockholders, directors and officers, in light of upcoming elections and actual or expected Board vacancies. All candidates, including those recommended by shareholders, are evaluated using the same criteria. The Board of Directors has not adopted a written charter for a Nominating Committee. Due to the size of the Company, the Board of Directors does not currently have a formal procedure to be followed by security holders in submitting recommendations or nominations for candidates for the Board of Directors. Security holders may submit such recommendations or nominations directly to the Board of Directors at the Company's address, listed on this Information Statement.

     The Board has determined that none of the current members of the Board of Directors are independent within the meaning of the listing standards of NASDAQ.

COMPENSATION  COMMITTEE

     The Company does not have a formal Compensation Committee. The Board of Directors, acting as a Compensation Committee, meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options, and reimbursement of certain business-related costs and expenses.

BOARD  MEETINGS

     Directors are expected to attend the Company's Annual Board Meeting, and all or substantially all Board meetings and meeting of the committees, if any, on which they serve. Occasionally, unforeseen circumstances may prevent a director from attending. All Board members attended the most recent annual meeting.

     There were two telephonic board meetings of the Board of Directors in 2005 with all five directors in attendance. The board acted nine times in 2005 by unanimous consent. No incumbent directors attended fewer than seventy-five percent of the aggregate of the total number of meetings of the board of directors (held during the period for which they have been directors) and the total number of meetings held by all committees of the board on which they served (during the periods which they served).

SHAREHOLDER  COMMUNICATION  WITH  THE  BOARD

     At such time as the Company shall appoint a Corporate Secretary, shareholders and other parties interested in communicating with any director may do so in care of the Company's Corporate Secretary by phone or written correspondence pursuant to the contact information contained in this Information Statement. The Corporate Secretary shall review all correspondence and shall regularly forward all correspondence to the designated board member or, in the case of correspondence directed to the Board as a group, to the Chairman of the Board (except that the Corporate Secretary will not forward commercial correspondence or duplicative correspondence, except that copies will be maintained of all such correspondence). A written log of all correspondence will be maintained by the Corporate Secretary. All correspondence from the shareholders relating to accounting, internal controls, or auditing matters will be forwarded to appropriate parties in accordance with procedures developed by the Board with respect to such matters. Until the Company appoints a Corporate Secretary, shareholders or other parties interested in communicating with any director may do so in care of Charles G. Masters, the Company's Chief Executive Officer, President, and Director, who shall record and forward all correspondence in the manner described above.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth information regarding the compensation earned by our Chief Executive Officer and each of our most highly compensated executive officers whose aggregate annual salary and bonus exceeded $100,000 for each of the years indicated with respect to services rendered by such persons.

                                          SUMMARY COMPENSATION TABLE (9)

                                                     ANNUAL
                                                  COMPENSATION                           LONG-TERM COMPENSATION
                                              ----------------------             -----------------------------------
                                                                                RESTRICTED
                                                                                  STOCK
                                                                                  AWARDS/
                                                                                 SECURITIES    PAYOUTS
                                                                                 UNDERLYING
                                                                 OTHER ANNUAL     OPTIONS       LTIP        ALL OTHER
NAME AND PRINCIPAL                                     BONUS     COMPENSATION      SARS        PAYOUTS    COMPENSATION
POSITION                              YEAR  SALARY      ($)          ($)            (#)          ($)           ($)
Charles G. Masters (1)                2005     -          -           -              -            -            -
                                      2004     -          -           -              -            -            -
                                      2003     -          -           -              -            -            -

Joel Stephen Logan,                   2005  $52,000  $ 245,161    $143,617(7)        -            -            -
II(2)                                 2004  $49,000  $  62,121    $162,120(8)        -            -            -
                                      2003     -          -           -              -            -            -

Charles L. Murphree,                  2005  $52,000  $ 124,353      86,710(7)        -            -            -
Jr.(3)                                2004  $48,000  $  34,389    $ 97,516(8)        -            -            -
                                      2003     -          -           -              -            -            -

John Steven Lawler (4)                2005  $52,000  $ 118,291    $ 67,021(7)        -            -            -
                                      2004  $47,000  $  31,494    $ 75,846(8)        -            -            -
                                      2003     -          -           -              -            -            -

Richard A. Fisher(5)                  2005    $0          -          $0             $0            -            -
                                      2004    $0          -       $352,982          $0            -            -
                                      2003    $0          -       $140,000       $25,000          -            -

Kevin J. High (6)                     2005    $0          -          $0             $0            -            -
                                      2004    $0          -       $ 95,284          $0            -            -
                                      2003    $0          -       $375,000          $0            -            -

1) On January 18, 2006, Mr. Masters was elected to serve as a Director, Chief Executive Officer, and President of Cytation Corporation.

                                       17

2) Mr. Logan is President and General Manager of Deer Valley Homebuilders, Inc., a material operating subsidiary of Cytation Corporation, acquired on January 18, 2006. Mr. Logan has been included under Rule 3b-7 of the Exchange Act, as amended, as an executive officer of a subsidiary who performs certain policy making functions identified in Rule 3b-7. Mr. Logan's executive compensation above includes historical compensation paid by Deer Valley Homebuilders, Inc. prior to the acquisition by Cytation Corporation.

3) Mr. Murphree is Vice President and Regional Sales Director of Deer Valley Homebuilders, Inc, a material operating subsidiary of Cytation Corporation acquired on January 18, 2006. Mr. Murphree has been included under Rule 3b-7 of the Exchange Act, as amended, as an executive officer of a subsidiary who performs certain policy making functions identified in Rule 3b-7. Mr. Murphree's executive compensation above includes historical compensation paid by Deer Valley Homebuilders, Inc. prior to the acquisition by Cytation Corporation.

4) Mr. Lawler is Director of Finance of Deer Valley Homebuilders, Inc, a material operating subsidiary of Cytation Corporation, acquired on January 18, 2006. Mr. Lawler has been included under Rule 3b-7 of the Exchange Act, as amended, as an executive officer of a subsidiary who performs certain policy making functions identified in Rule 3b-7. Mr. Lawler's executive compensation above includes historical compensation paid by Deer Valley Homebuilders, Inc. prior to the acquisition by Cytation Corporation.

5) Mr. Fisher resigned as Chairman and General Counsel, effective as of January 18, 2006. Mr. Fisher's compensation for 2004 includes (a) $275,000 paid in 2001 but not earned as compensation until 2004, (b) $30,000 book value of restricted shares of common stock of Cytation Corporation, and (c) $15,000 book value of 25,000 shares of common stock acquired upon exercise of stock option. Mr. Fisher's compensation for 2003 includes $100,000 paid in 2001 but not earned as compensation until 2003.

6) Mr. High resigned as President, effective as of January 18, 2006. Mr. High's compensation for 2004 includes (a) $30,000 book value of restricted shares of common stock of Cytation Corporation, and (b) $45,285 from the cancellation of indebtedness of an affiliate. Mr. High's compensation for 2003 includes $225,000 paid in 2001 but not earned as compensation until 2003.

7) Amount relates to partial reimbursement for payment of taxes accrued in 2005 and payable by shareholder due to status as a Subchapter S corporation.

8) Amount relates to partial reimbursement for payment of taxes accrued in 2004 and payable by shareholder due to status as a Subchapter S corporation.

9) None of the nominees for director have received any compensation from Cytation Corporation.

STOCK  OPTIONS  AND  STOCK  APPRECIATION  RIGHTS  GRANT  TABLE

     Neither the Company, DVA, nor Deer Valley Homebuilders, Inc. issued any common share purchase options or stock appreciation rights during the 2005 fiscal year to its named executive officers.

STOCK  OPTIONS  AND  STOCK  APPRECIATION  RIGHTS  EXERCISE  AND  VALUATION TABLE

     With respect to each of our named executive officers, there have not been any common share purchase options or stock appreciation rights exercised in fiscal year 2005, and there are not any unexercised common share purchase options or stock appreciation rights as of December 31, 2005.

EMPLOYMENT  AGREEMENTS  WITH  NAMED  EXECUTIVE  OFFICERS

     No employment agreements were in effect during 2005. On January 18, 2006, Deer Valley entered into the following employment agreements with the following executive officers.

     On January 18, 2006, Deer Valley Homebuilders, Inc. entered into a seven year employment agreement with Joel Stephen Logan, II. Under the terms of Mr. Logan's Employment Agreement, Mr. Logan is (a) entitled to receive a fixed annual salary of $52,000, (b) entitled to receive a monthly "hitch bonus" of $60 per "floor" produced by the Company, (c) is eligible to participate and receive 4.6% of the net income before taxes of the Company, and (d) entitled to receive health benefits and coverage, as provided by the Company. By contract, Mr. Logan is entitled to serve on the Board of Directors of Deer Valley Homebuilders, Inc. and Deer Valley Acquisitions, Corp. until the earlier of (a) the expiration of the non-compete clause in his Employment Agreement, or (b) final payment under the Earnout Agreement.

     On January 18, 2006, Deer Valley Homebuilders, Inc. entered into a seven year employment agreement with Charles L. Murphree, Jr. Under the terms of Mr. Murphree's Employment Agreement, Mr. Murphree is (a) entitled to receive a fixed annual salary of $52,000, (b) entitled to receive a monthly "hitch bonus" of $33.33 per "floor" produced by the Company, (c) is eligible to participate and receive 2.2% of the net income before taxes of the Company, and (d) entitled to receive health benefits and coverage, as provided by the Company.

     By contract, Mr. Murphree is entitled to serve on the Board of Directors of Deer Valley Homebuilders, Inc. and Deer Valley Acquisitions, Corp. until the earlier of (a) the expiration of the non-compete clause in his Employment Agreement, or (b) final payment under the Earnout Agreement.

     On January 18, 2006, Deer Valley Homebuilders, Inc. entered into a seven year employment agreement with John Steven Lawler. Under the terms of Mr. Lawler's Employment Agreement, Mr. Lawler is (a) entitled to receive a fixed annual salary of $52,000, (b) entitled to receive a monthly "hitch bonus" of $35 per "floor" produced by the Company, (c) is eligible to participate and receive 2% of the net income before taxes of the Company, and (d) entitled to receive health benefits and coverage, as provided by the Company.

     By contract, Mr. Lawler is entitled to serve on the Board of Directors of Deer Valley Homebuilders, Inc. and Deer Valley Acquisitions, Corp. until the earlier of (a) the expiration of the non-compete clause in his Employment Agreement, or (b) final payment under the Earnout Agreement.

STOCK OPTION PLANS

     During 2005, the Company did not maintain any stock option plans.

COMPENSATION  OF  DIRECTORS

     Except for reimbursement for his or her reasonable expenses for attending Board and Board Committee meetings, the Company currently does not provide for compensation to be paid to members of the Board of Directors.

INDEPENDENT PUBLIC ACCOUNTANTS

     Following the resignation of Radin, Glass & Co., LLP on January 20, 2006, the Board of Directors selected Wheeler, Herman, Hopkins & Lagor of Tampa, Florida as the Company's principal accountant for the current year. No accountant is expected to be present at the meeting of security holders, to be available to respond to appropriate questions, or to make a statement at the meeting of the security holders, although the Company does not intend to oppose attendance by Wheeler, Herman, Hopkins & Lagor or by its former auditors, Radin, Glass & Co., LLP, if they should desire to attend, answer questions, or make a statement.

CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Effective as of January 20, 2006, Radin, Glass & Co., LLP resigned as the Company's auditors. The reports of Radin, Glass & Co., LLP on the Company's consolidated financial statements for the fiscal year ended December 31, 2004 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph relating to the Company's ability to continue as a going concern. During the Audit Period, the interim period through September 30, 2005, and the interim period through the effective date of resignation (the "Interim Periods"),there were no disagreements with Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused it to make reference thereto in its reports on the Company's consolidated financial statements for such years.

     During the Audit Period and Interim Periods, the Company has had no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

     The Company has provided Radin, Glass & Co., LLP with a copy of the foregoing disclosures and has requested, pursuant to the rules of the United States Securities and Exchange Commission (the "Commission"), that Radin, Glass & Co., LLP provide the Company with a letter addressed to the Commission stating whether Radin, Glass & Co., LLP agrees with the statements set forth herein and, if not, stating the respects in which it does not agree. A copy of the letter from Radin, Glass & Co., LLP is attached as
Exhibit  99.5  hereto.

     Subsequently, on February 3, 2006, the Company engaged Wheeler, Herman, Hopkins & Lagor, P.A. as auditors.

AUDIT  FEES

     The aggregate fees billed by Wheeler, Herman, Hopkins & Lagor for professional services rendered for the audit of Deer Valley's financial statements for the fiscal year ended December 31, 2005 and for the review of Deer Valley's financial statements included in the Company's Form 10-QSB for the period ended September 30, 2005, were approximately $60,000. The fees for the same services rendered for comparable audits of the Company and DVA amounted to approximately $16,000.

     The aggregate fees billed by Radin, Glass & Co., LLP for professional services rendered for the review of the Company's financial statements included in the Company's Form 10-QSB for the periods ended March 31, 2005 and June 30, 2005 were $6,500. The aggregate fees billed by Radin, Glass & Co., LLP for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2004 and for a review of the Company's financial statements included in the Company's Forms 10-QSB for the periods ended March 31, 2004, June 30, 2004, and September 30, 2004 were $17,500.

AUDIT-RELATED  FEES

     There were no fees billed for services reasonably related to the performance of the audit or review of our financial statements outside of those fees disclosed above under "Audit Fees" in the last two fiscal years.

TAX  FEES

     During the last two fiscal years Wheeler, Herman, Hopkins & Lagor did not render any services for tax compliance, tax advice, or tax planning work. Radin, Glass & Co., LLP prepared the Company's federal and state income tax returns for fiscal year 2004, for which the Company paid fees of $1,500.

ALL  OTHER  FEES

     There were no other fees billed by our principal accountants other than those disclosed above for the last two fiscal years.

PRE-APPROVAL  POLICIES  AND  PROCEDURES

     Prior to engaging our accountants to perform a particular service, our Board of Directors obtains an estimate for the service to be performed. All of the services described above were approved by the Board of Directors in accordance with its procedures. At the time the tax services described above were rendered, the Board of Directors determined that the provision of those services was compatible with maintaining the principal accountant's independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The  table  below  sets  forth  information  with respect to the beneficial ownership  of  our  capital stock as of June 14, 2006 for (i) any person whom we know  to be the beneficial owner of more than 5% of our outstanding common stock
(ii) each of our directors or those nominated to be directors, and executive officers and (iii) all of our directors and executive officers as a group.

                           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT(1)

TITLE OF CLASS                                       NAME AND ADDRESS             AMOUNT AND NATURE        PERCENTAGE OF CLASS(2)
                                                   OF BENEFICIAL OWNER                   OF
                                                                                  BENEFICIAL OWNERSHIP
Common Stock issuable                             Charles G. Masters, Director        1,713,335 (4)                8.6%
upon conversion of Series B                       of Cytation Corp., Chief
Preferred Stock; Common                           Executive Officer & President
Stock issuable upon                               of Cytation Corp.(3)
conversion of Series A
Preferred Stock, Series A
Common Stock Purchase
Warrants, and Series B
Common Stock Purchase
Warrants.

Common Stock                                      Christopher Portner, Director          38,332                    *
                                                  of Cytation Corporation(3)        Direct Ownership

Common Stock issuable upon                        Joel Stephen Logan, II,               500,000                   2.5%
conversion of Series A                            Member of the Board of            Direct Ownership(6)
Preferred Stock; Common                           Directors of Deer Valley
Stock issuable upon exercise                      Homebuilders, Inc., President
of Series A  and Series B                         and General Manager of Deer
Warrants                                          Valley Homebuilders, Inc.(5)

Common Stock issuable upon                        Charles L. Murphree, Jr.,             333,335                    1.6%
conversion of Series A                            Member of the Board of            Direct Ownership(7)
Preferred Stock; Common                           Directors of Deer Valley
Stock issuable upon exercise                      Homebuilders, Inc., Vice
of Series A  and Series B                         President and Regional Sales
Warrants                                          Director of Deer Valley
                                                  Homebuilders, Inc.(5)

Common Stock issuable upon                        John Steven Lawler, Member            166,668                      *
conversion of Series A                            of the Board of Directors of    Direct Ownership(8)
Preferred Stock; Common                           Deer Valley Homebuilders,
Stock issuable upon exercise                      Inc., Director of Finance,
of Series A  and Series B                         Deer Valley Homebuilders,
Warrants                                          Inc.(5)

Common Stock issuable upon                        Christopher Phillips(3)             5,357,700(9)                27.0%
conversion of Series B
Preferred Stock or Series C
Preferred Stock; Common
Stock issuable upon exercise
of Series C Warrants

                                       21

Common Stock issuable upon                        Hans Beyer,                           565,933(10)                2.8%
conversion of Series A and B                      Director Nominee (3)
Preferred Stock; Common
Stock issuable upon exercise
of Series A  and Series B
Warrants

All Officers and Directors as a                                                        3,317,603                  16.7%
group (5 persons)

*Less than 1%.

(1) Nominees for director Dale Phillips and John Giordano own no securities of Cytation Corporation.

(2)  Applicable  percentage  of  ownership  is  based on (i) 1,000,000 shares of common  stock  being  issued  and  outstanding as of June 14, 2006, (ii) an aggregate of 9,941,620 shares of common stock which are issuable upon the conversion of 745,622 shares of the Company's Series A Convertible Preferred Stock currently issued and outstanding, (iii) an aggregate of 4,945,100 shares of common stock which are issuable upon the conversion of 49,451 shares of the Company's Series B Convertible Preferred Stock currently issued and outstanding, (iv) an aggregate of 2,675,000 shares of common stock which are issuable upon the conversion of 26,750 shares of the Company's Series C Convertible Preferred Stock currently issued and outstanding,  and  (v) an aggregate of 880,540 shares of common stock which are issuable upon the conversion of 132,081 shares of Series D Preferred Stock. Calculations do not include outstanding warrants, options, or other rights issued by the Company, unless the reporting person is the beneficial owner of the warrant, option, or other right. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, we believe that all shares are beneficially owned and that all persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them.

(3) Unless otherwise indicated, the mailing address of the shareholder is 4902 Eisenhower Blvd., Suite 185, Tampa, FL 33634.

(4) Includes (a) 1,630,000 common shares issuable upon conversion of 16,300 shares of the Company's Series B Preferred Stock directly owned by Charles G. Masters, (b) 33,334 common shares issuable upon conversion of 2,500 shares of the Company's Series A Preferred Stock owned by Charles
     Masters' spouse, (c) 33,334 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant owned by Charles Masters' spouse, and (d) 16,667 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant owned by Charles Masters' spouse. Charles G. Masters disclaims beneficial ownership of securities owned by his spouse, except to the extent of his pecuniary interest therein, and the inclusion of these shares in this filing shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.

(5) Unless otherwise indicated, the mailing address of the shareholder is 205 Carriage St., Guin, Alabama 35563.

(6) Includes (a) 200,000 common shares issuable upon exercise of the Company's Series A Preferred Stock; (b) 200,000 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, and (c) 100,000 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant.

                                       22

(7) Includes (a) 133,334 common shares issuable upon exercise of the Company's Series A Preferred Stock, (b) 133,334 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, and (c) 66,667 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant.

(8) Includes (a) 66,667 common shares issuable upon exercise of the Company's Series A Preferred Stock, (b) 66,667 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, and (c) 33,334 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant.

(9) Includes (a) 302,500 common shares issuable upon conversion of 303 shares of the Company's Series B Preferred Stock owned by Famalom, LLC, an entity for which Christopher Phillips serves as the managing member (b) 2,675,000 common shares issuable upon conversion of 2,675 shares of the Company's Series C Preferred Stock owned by Total CFO, LLC, an entity for which Mr. Phillips serves as the managing member, (c) 2,000,000 shares of common stock which are issuable upon exercise of a Series C Warrant held by Total CFO, LLC, an entity for which Mr. Phillips serves as the managing member, and (d) 190,100 common shares issuable upon conversion of 190 shares of the Company's Series B Preferred Stock indirectly owned by nature of Mr.
     Phillip's ownership of Apogee Financial Investments, Inc. The conversion rights of each holder of outstanding shares of Series C Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, and the exercise rights in the Series C Warrant issued to Total CFO, LLC are limited, so, in each instance, the holder is not entitled to convert any Series C Preferred Stock, or exercise any Series C Warrants, to the extent that, after such conversion, the sum of the number of shares of common stock beneficially owned by such holder and its affiliates, will result in beneficial ownership of more than 4.99% of the outstanding shares of common stock. In addition, rights and designation of the Series C Preferred Stock are restricted so that the holder of the Series C Preferred Stock does not vote greater then 4.99% of the Company's issued and outstanding capital stock. The Company has voluntarily elected to disclose Mr. Phillips' ownership interest on this beneficial ownership table even though he is not a director, officer, and the Series C Preferred Stock is subject to such conversion and voting limitations. As a result, the inclusion of Series C Preferred Stock and the Series C Warrant in this Filing shall not be deemed an admission of beneficial ownership of all of registered securities under Section 16 or for any other purpose. In addition, Christopher Phillips disclaims beneficial ownership of securities owned by Famalom, LLC, Total CFO, LLC, and Apogee Financial Investments, Inc., except to the extent of his pecuniary interest therein, and the inclusion of these shares in this Filing shall not be deemed an admission of beneficial ownership of all of the reported shares or for any other purpose.

(10) Includes (a) 13,333 common shares issuable upon exercise of the Company's Series A Preferred stock, (b) 13,333 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, (c) 6,667 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant, (d) 342,500 shares of common stock issuable upon the conversion of 342.5 shares of Series B Convertible Preferred Stock owned indirectly through Daedalus Consulting, Inc., and (3) 190,100 common shares issuable upon conversion of 190 shares of the Company's Series B Preferred Stock indirectly owned by nature of Mr. Beyer's indirect ownership of Apogee Financial Investments, Inc. Mr. Beyer disclaims beneficial ownership of securities owned by Daedalus Consulting, Inc. and Apogee Financial Investments, Inc., except to the extent of his pecuniary interest therein, and the inclusion of these shares in this Filing shall not be deemed an admission of beneficial ownership of all of the reported shares or for any other purpose.

CALCULATIONS  RELATED  TO  APPROVALS  OF  PROPOSALS

     For approval of each of the proposals included in this Information Statement, the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval. In addition, the holders of at least fifty percent of our issued Series A Preferred Stock, as a class, must consent to increasing the authorized preferred stock of the Company and merging with a Florida corporation for the sole purpose of establishing the

Company's domicile in Florida. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for all proposals included in this Information Statement. Furthermore, holders of at least fifty percent of our issued and outstanding Series A Preferred Stock have indicated that they will consent to increasing the authorized preferred stock of the Company and merging with a Florida corporation for the sole purpose of establishing the Company's domicile in Florida.

     MAJORITY  VOTE  FOR  ALL  PROPOSALS

     In connection with the special meeting the Company has solicited and received the votes of shareholders holding in excess of fifty percent (50%) of all shares entitled to vote and the consent of shareholders holding at least fifty percent (50%) of the Series A Preferred Stock, via an irrevocable proxy limited in scope to the five proposals detailed above and limited in duration to July 30, 2006 or the adoption of the proposals listed above, whichever occurs earlier. The shareholders listed in the following paragraphs and the accompanying table have signed the limited, irrevocable power of attorney and proxy.

     Pursuant to the restrictions of the Certificates of Designation of the Company's Series A and Series C convertible preferred stock, and in accordance with the record date of June 5, 2006, the aggregate shares available to be voted on the proposals are 8,585,895. Fifty percent of the aggregate shares available to be voted on the proposals amounts to 4,292,948 shares.
The following shareholders have indicated that they intend to vote for all of the proposals:


SHAREHOLDER                      NUMBER OF SHARES TO BE VOTED FOR PROPOSALS
Charles G. Masters                            1,430,000
-------------------------------  ------------------------------------------
Edwin McGusty                                   685,000
-------------------------------  ------------------------------------------
Deecembra Diamond                               675,000
-------------------------------  ------------------------------------------
Stacy Bagley                                    597,500
-------------------------------  ------------------------------------------
Daedalus Consulting and Hans Beyer              342,500
-------------------------------  ------------------------------------------
Richard Masters                                 250,000
-------------------------------  ------------------------------------------
Robert Christian                                100,000
-------------------------------  ------------------------------------------
Famalom, LLC and Total CFO, LLC                 302,500
-------------------------------  ------------------------------------------
Vicis Capital Master Fund                        49,900
-------------------------------  ------------------------------------------
Apogee Financial Investments, Inc.
(proxy holder)                                  190,100
-------------------------------  ------------------------------------------
TOTAL                                         4,622,500
-------------------------------  ------------------------------------------

     APPROVAL OF AT LEAST FIFTY PERCENT OF THE ISSUED AND OUTSTANDING SERIES A PREFERRED STOCK

     The voting restrictions of the Certificate of Designation of the Company's Series A Preferred Stock apply only if the holders of Series A Preferred Stock vote with all shareholders. When the consent of at least fifty percent of the holders of Series A Preferred Stock is required before certain corporate actions may be taken, no such restrictions apply. Accordingly, the consent of Vicis
Capital Master Fund, which holds approximately 60.6% of the Company's Series A Preferred Stock, represents the consent required to approve increasing the authorized preferred stock of the Company and merging with a Florida corporation for the sole purpose of establishing the Company's domicile in Florida.

                        CHANGE IN CONTROL AND ACQUISITION

     On January 18, 2006, the Company entered into the Securities Purchase and Share Exchange Agreement, (the "Securities Purchase and Share Exchange Agreement") by and among the Company, Richard A. Fisher, Kevin J. High, certain purchasers of the Company's Series A Convertible Preferred Stock, DVA, the shareholders of DVA, and Vicis Capital Master Fund (the "Lender").

     SERIES  A  PREFERRED  STOCK  OFFERING  AND  DEBT  FINANCING

     On January 18, 2006, the Company closed on a private placement of approximately $5,202,735 of Series A Preferred Stock. Pursuant to the Securities Purchase and Share Exchange Agreement, dated as of January 18, 2006, the Company (a) issued and sold to the Purchasers, and the Purchasers purchased from the Company, (a) 520,274 shares of Series A Preferred Stock, (b) Series A Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 6,936,980 shares of Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share, and (c) Series B Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 3,468,490 shares of Common Stock at an exercise price of two dollars and twenty five cents ($2.25) per share (the "Series A Preferred Stock Offering"). See, "CAPITAL STRUCTURE" below for description of Series A Preferred Stock, Series A Common Stock Purchase Warrants, and Series B Common Stock Purchase Warrants.

     Since  January  18,  2006,  Cytation  Corporation  has issued an additional
$2,253,480 (or 225,348 shares) of Series A Preferred Stock, Series A Warrants exercisable for 3,004,640 shares of common stock, and Series B Warrants exercisable for 1,502,320 shares of common stock. Such amount includes the securities issued in connection with the Debt Conversion described in the immediately following paragraph. Cytation has sold the Series A Preferred Stock and warrants to institutional, accredited, and a limited number of non-accredited investors pursuant to Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Also,  on  January  18,  2006,  the  Company  issued  its  Interest Bearing
Non-Convertible  Installment  Promissory  Note  (the  "Promissory Note"), in the
                                                       ---------------
original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), together with interest accruing thereon at an annual rate of twelve percent (12%) per annum. In March 2006, Vicis Capital Master Fund, Inc. (the "Lender") agreed to convert the Promissory Note into 150,000 shares of Series A Preferred Stock, Series A Common Stock Purchase Warrants entitling the holder to purchase 2,000,000 shares of Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share, and Series B Common Stock Purchase Warrants entitling the holder to purchase 1,000,000 shares of Common Stock at an exercise price of two dollars and twenty five cents ($2.25) (the "Debt
                                                                            ----
Conversion").
----------

     The issuance of the Series A Preferred Stock, Series A Warrants, and Series B Warrants were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to institutional or accredited investors.

     Midtown Partners & Co., LLC ("Midtown Partners"), an SEC and NASD registered broker dealer, acted as the placement agent for the Company in connection with the Series A Preferred Stock Offering. Midtown Partners is located in Tampa, Florida. In connection with the Series A Preferred Stock Offering, the Company paid Midtown Partners a cash commission equal to

$674,371.50 and issued (a) Series BD-1 Common Stock Purchase Warrants to Midtown Partners entitling Midtown Partners to purchase 919,169 shares of the Company's common stock at an exercise price of seventy five cents ($.75) per share, (b) Series BD-2 Common Stock Purchase Warrants to Midtown Partners entitling Midtown

Partners to purchase 919,169 shares of the Company's common stock at an exercise price of one dollar and fifty cents ($1.50) per share, and (c) Series BD-3 Common Stock Purchase Warrants to Midtown Partners entitling Midtown Partners to purchase  459,581  shares  of the Company's common stock at an exercise price of two dollars and twenty five cents ($2.25) per share. See, "CAPITAL STRUCTURE" below for description of Series BD-1, BD-2, and BD-3 Warrants.

     The issuance of the Series BD Warrants to Midtown Partners was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to institutional or accredited investors.

     Except for the matters discussed immediately below, to Cytation's knowledge, no holder of Series A Preferred Stock was an affiliate of, or was a party to a material contact with, any holder of Series B Preferred Stock, any holder of Series C Preferred Stock, or the former owners of Deer Valley Homebuilders, Inc. The former owners of Deer Valley Homebuilders, Inc. acquired $500,000, in the aggregate, of Series A Preferred Stock using a portion of the proceeds from the $6,000,000 cash purchase price received upon completion of the sale of 100% of the issued and outstanding capital stock of Deer Valley Homebuilders, Inc. In addition, the father of Joel Logan, a former owner and current officer of Deer Valley Homebuilders, Inc., purchased 15,000 shares of Series A Preferred Stock (and related Series A and Series B warrants) for $150,000. Edwin McGusty, an employee of Midtown Partners & Co., LLC, the placement agent for the Series A Preferred Offering, purchased 10,000 shares of Series A Preferred Stock (and related Series A and Series B warrants) for $100,000. Hans Beyer, an owner of Daedalus Consulting, an owner of 3,425 shares of Series B Preferred Stock, purchased 1,000 shares of Series A Preferred Stock (and related Series A and Series B warrants) for $10,000. Max Frye, an employee of Deer Valley Homebuilders, Inc. purchased 3,750 shares of Series A Preferred Stock (and related Series A and Series B warrants) for $37,500.

     The proceeds from the Series A Preferred Stock Offering and the Loan referenced above were used as follows: (a) $6,000,000 to purchase 100% of the issued and outstanding capital stock of Deer Valley Homebuilders, Inc., (b)

$674,371.50 as payment of commissions to Midtown Partners & Co., LLC, and (c) $781,843.50 for working capital and payment of accountant, legal, consulting and miscellaneous  offering  expenses.

     SHARE  EXCHANGE

     On January 18, 2006, the Company completed a share exchange pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Deer Valley Acquisitions, Corp. (the "Share Exchange"). Pursuant to the Share Exchange Agreement, in exchange for 100% of the issued and outstanding common stock of Deer Valley Acquisitions, Corp., the Company issued the following securities to the shareholders of Deer Valley Acquisitions, Corp.: (a) 49,451 shares of the Company's Series B Preferred Stock, (b) 26,750 shares of the Company's Series C Preferred Stock, and (c) Series C Common Stock Purchase Warrants to Midtown Partners entitling Midtown Partners to purchase 2,000,000 shares of the Company's common stock at an exercise price of seventy five cents ($.75) per share. See, "CAPITAL STRUCTURE" below for description of Series B Preferred Stock, Series C Preferred Stock and Series C Common Stock Purchase Warrants.

     The issuance of the Series B Preferred Stock, Series C Preferred Stock and Series C Common Stock Purchase Warrants to the shareholders of Deer Valley Acquisitions, Corp. was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to institutional or accredited investors.

     ADDITIONAL  WARRANT

     In connection with its issuance of an Interest Bearing Non-Convertible Installment Promissory Note, having an original principal balance of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), the Company, pursuant to the Securities Purchase and Share Exchange Agreement, issued to the Lender a Series D Common Stock Purchase Warrant to purchase 2,000,000 shares of Common Stock at an exercise price per share equal to Seventy Five Cents ($.75). See, "CAPITAL STRUCTURE" below for description of the Series D Common Stock Purchase Warrants.

     The issuance of the Series D Common Stock Purchase Warrants was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to institutional or accredited investors.

     ACQUISITION

     Pursuant to the Capital Stock Purchase Agreement dated November 1, 2005, as amended, Deer Valley Acquisitions Corp., a wholly-owned subsidiary of Cytation Corporation, acquired, immediately after completion of the Series A Financing and the Share Exchange, one hundred percent (100%) of the issued and outstanding capital stock of Deer Valley Homebuilders, Inc. Upon completion of the acquisition of the capital stock of Deer Valley Homebuilders, Inc., Deer Valley Homebuilders, Inc. became an indirectly wholly-owned subsidiary of Cytation Corporation. Pursuant to the terms of the Capital Stock Purchase Agreement, DVA purchased one hundred percent (100%) of the issued and outstanding capital stock of Deer Valley Homebuilders, Inc. for $6,000,000 cash. An additional portion of the purchase price is calculated and paid as an earnout to the former owners of Deer Valley Homebuilders, Inc., pursuant to the Earnout Agreement, based upon the net income before taxes of Deer Valley Homebuilders, Inc. during the next five (5) years up to a maximum of an additional $6,000,000. Cytation Corporation engaged acquired Deer Valley Homebuilders, Inc. in order to acquire a profitable manufacturing operating subsidiary.

     A vote of the shareholders of Cytation Corporation was not required to (a) acquire one hundred percent (100%) of the issued and outstanding capital stock of Deer Valley Homebuilders, Inc., or (b) issue the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or related warrants. An affirmative vote of the holders of a majority of the outstanding voting shares is required to increase the authorized capital stock. The increase in authorized capital stock is the subject of Proposal No. 3 above.

     As a result of the transaction, Cytation Corporation has issued Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock. See "CAPITAL STRUCTURE" below for a discussion of the rights, preferences, and designations of the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock.

     Upon completion of the acquisition, Deer Valley Homebuilders, Inc. entered into Employment Agreements with Joel Stephen Logan, II, Charles L. Murphree, Jr., John Steven Lawler. See "EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS" for additional information concerning these Employment Agreements. By contract, Mr. Logan, Mr. Murphree, and Mr. Lawler are entitled to serve on the Board of Directors of Deer Valley Homebuilders, Inc. and Deer Valley Acquisitions, Corp. until the earlier of (a) the expiration of the non-compete clause in his Employment Agreement, or (b) final payment under the Earnout Agreement.

     We have treated the transaction using purchase accounting methods, and we have not treated the transaction as a "reverse acquisition" or "reverse merger" for accounting purposes. Deer Valley Homebuilders, Inc. expenses payments under its Employment Agreements with Messrs. Logan, Murphree, and Lawler as compensation is earned. If compensation is earned but not paid, then the compensation is accrued as a liability on Deer Valley's balance sheet. Deer Valley Homebuilders, Inc. chose this accounting treatment based upon FASB Concepts Statement No.6, paragraphs 139 through 142. The Company has adopted SFAS 123R, beginning with on January 1, 2006.

     Deer Valley Homebuilders Inc.'s manufactured and modular homes are subject to local zoning and housing regulations. Installation of homes and utility connections are subject to state and local regulation, and must be complied with by the dealer or other person installing the home. Deer Valley does not install homes or connect utilities to homes. A number of states require manufactured and modular home producers to post bonds to ensure the satisfaction of consumer warranty claims. Several states have licensing requirements governing the delivery of manufactured and modular homes. Deer Valley has complied with these requirements in Alabama, Mississippi, Louisiana, Arkansas, Georgia, Florida, North Carolina, South Carolina, Tennessee, Kentucky, Indiana, Illinois, Missouri, Oklahoma, and Texas. Many of these states require that companies renew their license applications or notify the state after a change in ownership. Deer Valley is in the process of notifying states of the change in its ownership and renewing its licenses, when required. Some of the states which require renewal of licenses have waived the renewal requirement.

     There is no material relationship between Cytation Corporation or its affiliates, or any director or officer of Cytation Corporation, and any other party to the Capital Stock Purchase Agreement other than with respect to the transactions contemplated in the Capital Stock Purchase Agreement, or as disclosed in this Information Statement. Upon completion of the acquisition, the former owners of Deer Valley Homebuilders, Inc. acquired less than a five percent (5%) ownership interest in Cytation Corporation.

      There are no existing agreements which may provide for a further change in control of the Company.

DESCRIPTION OF BUSINESS

     GENERAL

     Until June 20, 2001, Cytation Corporation provided an extensive range of in-school and online services directed at high school students and their parents, high school counselors, college admissions officers and corporations which target the teen marketplace. On June 20, 2001, the Company sold all of its assets associated with these activities to TMP Worldwide Inc. for approximately $7.2 million in cash and debt assumed.

     During the period commencing with the fourth quarter of 2002 and ending in December 2004, the Company engaged in the business of providing consulting and related services to private companies which wished to become reporting companies under the Securities Exchange Act of 1934, but which lacked the financial resources for an initial public offering ("IPO") and which did not wish to become a reporting company via a reverse merger. Specifically, during that period the Company provided the following services to its clients:

     - assisted in the selection of competent corporate and securities counsel and independent auditors experienced in SEC practice and procedure;
     - developed strategies, assisted in applying, and provided the stockholder distribution and base necessary, for listing on the OTCBB, the BBX, NASDAQ, or the American Stock Exchange, including advice with respect to meeting applicable initial and maintenance listing requirements;
     - assisted client companies' outside legal counsel in the preparation and filing with the SEC of a registration statement, generally on Form SB-2;
     - assisted client companies' outside legal counsel and auditors with respect to SEC Staff comments on the registration statement;
     - assisted client companies in preparing for an audit of their financial statements in connection with the registration statement;
     -    assisted client companies in obtaining market makers;
     - assisted client companies with respect to obtaining a "manual exemption" from filing requirements under state securities laws;
     -    evaluated opportunities for research on client companies;
     -    evaluated general client company profile materials;
     - advised client company management regarding general private to public company transition issues and matters; and
     - introduced client companies to possible institutional sources of private financing.

     The Company did not provide investor relations or financial public relations services or assist client companies in selecting investor relations or a financial public relations services provider. Nor did the Company underwrite client companies' securities. Management of the Company did not take management or director positions with any client company, and the Company did not provide consulting services related to the management or operation of client businesses. The Company was compensated in cash and client company stock for its services. All transactions in the securities of client companies were effected by unaffiliated members of the National Association of Securities Dealers in open market transactions.

     In September of 2004, the Company elected to become a business development company under the Investment Company Act of 1940. In the first quarter of 2005, the Company discontinued all business operations except finding an appropriate private entity with which it could engage in a reverse merger or similar transaction. In December of 2005, the Company withdrew its election to be treated as a business development company under the Investment Company Act of 1940. Cytation Corporation's audited balance sheet as of December 31, 2005, and audited statements of income, cash flows, and changes in stockholders' equity for the one year periods ending December 31, 2005 and December 31, 2004 are attached hereto as Exhibit 99.1.

     On January 18, 2006, Cytation entered into the Securities Purchase and Share Exchange Agreement, which, among other matters, (a) resulted in Cytation's issuance of approximately $5,202,735 (or 520,274 shares) of its Series A Convertible Preferred Stock, $.001 Par Value ("Series A Preferred Stock"), Series A Common Stock Purchase Warrants exercisable for 6,936,980 shares of common stock (the "Series A Warrants"), and Series B Common Stock Purchase Warrants exercisable for 3,468,490 shares of common stock (the "Series B Warrants") (the "Series A Preferred Offering"), and (b) resulted in Cytation's issuance of its Interest Bearing Non-Convertible Installment Promissory Note, in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000) (the "Debt Offering").

     In addition, on January 18, 2006, Cytation acquired 100% of the issued and outstanding capital stock of DVA, in exchange for the issuance of (a) 49,451 shares of the Company's Series B Preferred Stock, $.001 Par Value ("Series B Preferred Stock"), (b) 26,750 shares of the Company's Series C Preferred Stock, $.001 Par Value (the "Series C Preferred Stock"), and (c) Series C Common Stock Purchase Warrants exercisable for 2,000,000 shares of common stock of Cytation Corporation. (the "Share Exchange"). Deer Valley Acquisitions, Corp. is a Florida corporation formed in July 2005. DVA's audited balance sheet as of December 31, 2005, and audited statements of income, cash flows and changes in stockholders' equity for the six month period ending December 31, 2005 are attached hereto as Exhibit 99.2.

     Immediately after completion of the Series A Preferred Offering and Share Exchange, DVA, a wholly owned subsidiary of Cytation, acquired 100% of the issued and outstanding capital stock of Deer Valley. Deer Valley is an Alabama corporation formed in January 2004. Deer Valley's audited balance sheet as of December 31, 2005, and audited statements of income, cash flows, and changes in stockholders' equity for the years ended December 31, 2005 and December 31, 2004 are attached hereto as Exhibit 99.3.


Because Cytation discontinued its prior operations in the first quarter of 2005, and was a shell company (as defined in Rule 12b-2 of the Exchange Act) from the first quarter of 2005 through January 18, 2006, the remaining discussion of the Company's business relates to the operations of Cytation's newly acquired operating subsidiary, Deer Valley.

     Deer Valley was launched in January, 2004 and is a manufacturer of factory-built homes in the southeastern and south central housing markets in the United States. As of the date of this Information Statement, we manufacture our factory built homes in two manufacturing facilities located in Guin, Alabama and Sulligent, Alabama. We rely upon a team of regional sales directors and approximately 80 independent dealers to market our manufactured homes in over 110 retail locations.

     As of the date of this Information Statement, we are selling our manufactured homes in 15 states through our network of independent dealers and retail centers.

     Deer Valley is an Alabama corporation with its business offices located at 205 Carriage Street, P.O. Box 310, Guin, Alabama 33563 and is engaged in the production, sale, and marketing of manufactured homes in the southeastern and south central U.S. housing market.

     Each home that we manufacture is built and constructed in accordance with the federal Manufactured Home Construction and Safety Standards promulgated by the U.S. Department of Housing and Urban Development, better known as the "HUD Code." According to the Manufactured Housing Institute, new HUD Code homes that were shipped in November, 2005, represented an increase of 46.7 percent, as compared to shipments made in November, 2004. Comparing 2005 to the previous year, shipments of single-section homes were up 221 percent while shipments of multi-section homes were down 16.6 percent.

     (The terms "multi-section" and "multi-floor" are used interchangeably in this document. Both terms refer to a house which is constructed by attaching two or more factory produced "floors" or "sections" together to form a complete structure.)

     The Manufactured Housing Institute estimates that hurricane-related demand for single-section homes by the Federal Emergency Management Agency ("FEMA") accounted for roughly 40 percent of all manufactured homes that were shipped in November.

     Our production and marketing efforts have concentrated on multi-section homes and, as of the date of this Information Statement, we have not delivered any FEMA-related orders nor have we been contracted to do so.

     In recent years, the manufactured housing industry has suffered a downturn in sales as a result of a tightening of credit standards, restricted availability of retail and wholesale financing, and excessive inventory levels. Despite this industry decline, which commenced in calendar year 1999, we have been able to successfully launch our business through an efficient manufacturing and production facility, flexible product designs, an experienced and capable sales team, stringent cost controls, and attention to dealer relations, customer satisfaction, and service efforts. Our manufactured homes are often sold as part of a land-home package and may be financed by a conventional mortgage. Multi-section homes often have an appearance similar to more traditional site-built homes, which are built according to local building codes, but are competitively priced when compared to site-built homes.

MANUFACTURING  OPERATIONS

     We currently produce all of our manufactured homes at two manufacturing facilities consisting of an approximately 118,000 square foot facility located in Guin, Alabama and a 65,992 square foot plant in Sulligent, Alabama. Our Sulligent plant commenced operations on February 20, 2006. Our manufacturing facilities normally function on a single-shift five-day work week basis. As of December 31, 2005, we were producing seven (7) floors per day or approximately 1,680 floors on an annual basis. A "floor" is a section of a manufactured home. Our manufactured homes are constructed in accordance with the Federal Manufactured Home Construction and Safety Standards ("HUD Standards"). In 2005, approximately 100% of the homes we produced were built to HUD Standards.

     We plan to continue operating on a single shift, five day work week basis. During the fiscal year ended December 31, 2005, the Company produced an average of 28 floor sections per week. This represented an 11.5% increase in floor section production from the 661 floor sections we produced in the fiscal year ended December 31, 2004.

     Because all of our manufactured homes are constructed in accordance with HUD Standards, our manufacturing facility is subject to strict oversight and monitoring by the U.S. Department of Housing and Urban Development, using independent third-party inspection agencies for enforcement. Each home we manufacture complies with the HUD Standards and has a special label affixed to the exterior of the home indicating that the home has been designed, constructed, tested, and inspected to comply with stringent federal standards set forth in these HUD Standards. As required by the National Manufactured Home Construction and Safety Standards Act of 1974, each home that we manufacture may not be shipped from our factory unless it complies with HUD Standards and receives a certification label from an independent third-party inspector. Our manufacturing facility must meet performance standards for heating, plumbing, air conditioning, thermal and electrical systems, structural design, fire safety, and energy efficiency.

     We  also conduct our own in-plant inspection and quality assurance program.

     We manufacture homes which are designed as primary residences ready for immediate occupancy. The homes, many of which are customized at our factory to the home buyer's specifications, are constructed in one or more sections and transported by independent trucking companies to dealer locations or to a customer's site.

     Our homes are manufactured under controlled conditions in an indoor facility located on 25.5 acres in Guin, Alabama, which has approximately 107,516 square feet of floor space, a frame shop with 10,800 square feet, a material shed with 23,172 square feet of space and an office facility consisting of 11,250 square feet of space. In addition, on February 20 2006, the Company opened a 65,992 square foot plant in Sulligent, Alabama. Please see "Property" below for a fuller description of the Guin and Sulligent plants. At the two plants we employ an average of 350 employees who generally work one shift per day, five days per week.

     Construction of our homes is based upon an assembly line system, commencing by moving a unit through the plant, stopping at a number of work stations where various components and sub-assemblies are attached. Each section is permanently attached to a steel support chassis, and various components are later added, including floors, interior and exterior walls, roof, cabinets, ceilings, and windows.

     It takes approximately 2 and 1/2 days to complete construction of a home at our manufacturing facilities. As of December 31, 2005 we had the capacity to produce an aggregate of approximately seven floors per day.

     Once the home has been assembled and quality review testing has been completed, the home is ready to be transported to a dealer location or for installation and hookup to a homebuyer's utility systems.

     While our manufactured homes are constructed with many of the same components and building materials used in site-built homes, we utilize a cost-efficient assembly line manufacturing process which enables us to produce a quality home at a much lower cost per square foot than a traditional site-built home. A Deer Valley home is built with residential features, including 1/2 inch drywall, Thermopane(TM) brand windows, enhanced insulation, oak cabinets, cultured marble vanities, and two inch by six inch exterior wall construction standards.

     The extent of customization of the home performed by Deer Valley varies to a significant degree with the price of the home. In the higher price range of the market, the home buyer is often less sensitive to the price increase associated with significant design modifications. Our experience in producing a customized home on a cost-effective basis has allowed us to offer customized homes and provide factory provided trim-out services and walk-through inspections of the home.

     Because the cost of transporting a manufactured home is significant, substantially all of Deer Valley's homes are sold to dealers within a 500 mile radius of our manufacturing facility. Deer Valley arranges, at the dealer's expense, for the transportation of finished homes to dealer locations using independent trucking companies. Customary sales terms are cash--on-delivery or guaranteed payment from a floor plan financing source. Dealers or other independent installers are responsible for placing the home on site and making utility hook-ups.

BACKLOG  OF  ORDERS  AND  SALES  POLICIES

     Substantially all production is initiated against specific orders. As of December 31, 2005, our backlog of orders was 11.77 weeks of orders.

     Dealer orders are subject to cancellation prior to commencement of production, and we do not consider our backlog to be firm orders. Because we operate in an industry where order lead times are extremely short, Deer Valley does not view backlog at any point in time to be indicative of the level of Deer Valley's future revenues.

     Our sales are made to dealers either through floor plan financing arrangements with a financial institution or on a cash basis. When a manufactured home is purchased, we receive payment either directly from the dealer or from a financial institution which has agreed to finance dealer purchases of our manufactured homes. As is customary in our industry, many financial institutions which finance dealer purchases require that we execute a repurchase agreement which provides that, in the event a dealer defaults on its repayment of the financing arrangement, we agree to repurchase the manufactured home from the financing institution, in accordance with a declining repurchase price schedule that is mutually agreed upon. Because we do not build significant inventories of either finished goods or raw materials and initiate production against a specific product order, we do not have significant inventories or a backlog of product orders.

COMPONENTS

     The principal raw materials used in the production of a manufactured home include wood, wood products, panels, steel, sheetrock, vinyl siding, gypsum wallboard, fiberglass insulation, carpet, appliances, electrical items, windows, roofing materials, electrical supplies, roof trusses, and plumbing fixtures. We believe that the raw materials used in the production of our manufactured homes are readily available from a wide variety of suppliers and that the loss of any single supplier would not have a material adverse effect on our business. Although we rely upon Odyssey Group (sheet rock, plumbing, and other assembly items), WoodPerfect (lumber supplies), Morris Sales Company (lumber and siding, panels), General Electric (appliances), and Owens Corning (insulation) in purchasing materials to assemble our homes, we are not dependent on a single source or supplier for component purchases.

TRADEMARKS,  PATENTS  AND  INTELLECTUAL  PROPERTY  RIGHTS

     We do not rely upon any significant patent rights, licenses or franchises under the trademarks or patents of any other person or entity in conducting our business. While Deer Valley utilizes the mark "Deer Valley" and "Deer Valley Homebuilders" as Company trademarks in marketing its manufactured homes, we do not own any trademarks or patents registered with the United States Patent and Trademark Office. We do offer several models and brand names for our products to our dealers and customers but have not relied upon trademark protection in marketing these products.

PRODUCTS

     We currently offer 22 different models of manufactured homes, with a variety of decors that are marketed under our Deer Valley brand name. We currently manufacture and sell multi-section manufactured homes, with 100% of the manufactured homes we produced in 2005 consisting of multi-section units.

We offer over 22 different floor plans, ranging in size from approximately 1,560 to 2,580 square feet. Many of our homes are customized to the homebuyer's specifications. We believe that our willingness to offer factory trim-out services and customize floor plans and design features to match homebuyer preferences is a principal factor which differentiates us from our competitors.

     Each home typically includes three to five bedrooms, a great room which functions as a living room, family room, and dining room, a kitchen, two or three bathrooms, and features central air conditioning and heating, a water heater, a dishwasher, a refrigerator, a microwave, a cook top/range, and an oven. We offer a wide range of colors, moldings, and finishes and provide optional features including fireplaces, wood floors, and modern kitchen counter-tops. We continue to modify and improve the design of our manufactured homes in consultation with our sales representatives and independent dealer network. We also utilize computer-aided and other design methods in an effort to continuously improve the design of our manufactured homes and to permit our customers to customize their purchases.

     Deer Valley has traditionally focused on designing manufactured homes with features comparable to site-built homes. In addition to offering the consumer options specified in the preceding paragraph, Deer Valley generally offers extensive customization of floor plan designs and exterior elevations to meet specific customer preferences.

     Once a manufactured home has been completed at our manufacturing facility, we utilize an independent trucking company to transport the home to either a retail sales center or a customer's site. All transportation costs are borne by the independent retailer or other independent installer, who is responsible for placing the manufactured home on the customer's site, joining the interior and exterior seams and providing any utility hookups.

     The following table sets forth the total factory homes built and sold, square footage, and retail price range in 2005:

Number  of  Homes  Sold:
-----------------------
     Multi-section  Homes       1,385  floors  or  842  units
     Total  Homes               1,385  floors  or  842  units


Type of Homes       Square Feet   Retail Price Range (excluding land)
-----------------  -------------  ------------------------------------
Multi-floor Homes  1,560 - 2,580            $59,000 to $119,000
-----------------  -------------  ------------------------------------

INDEPENDENT  DEALER  NETWORK

     As of the date of this Filing, we had approximately 80 participating independent dealers marketing our manufactured homes at 110 locations.

Our independent dealers are not required to exclusively sell homes manufactured by Deer Valley and will typically choose to offer the products of other manufacturers in addition to those of Deer Valley. We do not have written exclusive agreements with our independent dealers and do not have any control over the operations of, or financial interest in, any of our independent dealers. Deer Valley is not dependent on any single dealer, and in 2005, Deer Valley's largest dealer location accounted for approximately 10% of our sales.

     We believe that our independent dealer network enables us to avoid the substantial investment in management, capital, and overhead associated with company-owned sales centers. Although we do not rely upon exclusive dealer arrangements, we typically rely upon a single dealer within a given geographical market to distribute our products. We believe our strategy of selling our manufactured homes through independent dealers helps to ensure that our manufactured homes are competitive with those of other companies in terms of quality, consumer acceptability, product design, and price.

MARKETS  SERVED

     During the fiscal year ended December 31, 2005, we estimate that the percentage of our revenues by region was as follows:


Regions                       Primary States                   Percentage of Revenue by Region
Southeast      Alabama, Florida, Georgia, Kentucky,                          85%
               Mississippi, North Carolina, South Carolina and
               Tennessee

South Central  Louisiana, Oklahoma, Texas, Illinois, Arkansas,               15%
               Missouri, and Indiana

     Our manufacturing facility currently serves approximately 80 dealers and our sales staff maintains and monitors our relationships with each independent retailer in an effort to maintain excellent relationships with our network of independent dealers.

OUR  SALES  FORCE

     At December 31, 2005, Deer Valley sold manufactured homes through approximately 80 independent dealers at approximately 110 retail locations in 15 states, principally in the southeastern and south-central United States.

     Deer Valley markets its homes through product promotions tailored to specific dealer needs. In addition, Deer Valley advertises in local media and participates in regional manufactured housing shows.

CONTINUING  OPERATIONS

MANUFACTURED  HOMES  -  INDUSTRY  OVERVIEW

     Our manufactured homes are built entirely in our factories, in accordance with national HUD Standards specified by the U.S. Department of Housing and Urban Development (HUD) through its Federal Manufactured Home Construction and Safety Standards.

     Manufactured homes are constructed in a factory environment, utilizing assembly line techniques, which allows for volume purchases of materials and components and more efficient use of labor. The quality of manufactured homes has increased significantly, as producers generally build with the same materials as site-built homes. Many features associated with site-built homes are included in manufactured homes, such as central heating, name-brand appliances, carpeting, cabinets, walk-in closets, wall coverings, and porches.

     Also, many of our independent dealers offer optional features including central air conditioning, carports, garages, and furniture packages.

     With respect to the retail financing of manufactured housing, interest rates are generally higher and the terms of loans shorter than for site-built homes. In recent years, some lenders stopped extending loans to finance the purchase of manufactured homes. This has had the effect of making financing for manufactured homes even more expensive and more difficult to obtain relative to financing for site-built homes.

     Due to the difficult financing environment for chattel financing nationwide, the industry has been trending toward more conventional mortgage financing for land and homes. Chattel financing is personal property financing secured only by the home and not by the underlying land on which the home is sited. In contrast, "land and home" financing is real property financing secured by the home and by the underlying land on which the home is placed.

     The manufactured housing market entered into a steep decline that began in 1999 before stabilizing at or near a historical lows in 2003 and 2004. Although industry wide shipments overall increased in 2005, such overall increase was, in large part, a result of homes made to FEMA specifications and sold for disaster relief. In addition, because the FEMA specifications are for single-wide homes, the percentage of multisection homes being produced relative to the total number of manufactured homes being produced also has dipped. Management believes that the dip in the percentage of multisection homes being produced relative to the total manufactured home industry is likely a temporary trend, and will reverse as FEMA sales slow-down. Management continues to be encouraged by its continued back-log, now at over 300 homes, and the excellent reviews for its regionally designed homes received from dealers and consumers.

WARRANTIES,  QUALITY  CONTROL,  AND  SERVICE

     Deer Valley endeavors to adhere to strict quality standards and continuously refines its production procedures. In addition, in accordance with the construction codes promulgated by HUD, an independent HUD-approved, third-party inspector inspects each manufactured home for compliance during construction at our manufacturing facilities.

     Deer Valley provides initial home buyers with a one-year limited warranty against manufacturing defects in the home's construction. In addition, direct warranties are often provided by the manufacturers of components and appliances.

     At each of its two manufacturing facilities Deer Valley has experienced quality assurance personnel who provide on-site service to dealers and home buyers. Deer Valley continuously works to enhance its quality assurance systems, placing high emphasis on improving the value and appeal of Deer Valley's homes and reducing consumer warranty claims. Please see "Property" below for more information on our manufacturing facilities.

INDEPENDENT  DEALER  FINANCING

     Substantially all of Deer Valley's independent dealers finance their purchases through "floor plan" arrangements under which a financial institution provides the dealer with a loan for the purchase price of the home and maintains a security interest in the home as collateral. In connection with a floor plan arrangement, the financial institution which provides the independent dealer financing customarily requires Deer Valley to enter into a separate repurchase agreement with the financial institution, under which Deer Valley is obligated, upon default by the independent dealer, to repurchase the home at Deer Valley's original invoice price less the cost of all damaged/missing items, plus certain administrative and shipping expenses. The repurchase agreement relates to homes that are located on an authorized dealer's lot and in new, sellable condition. As a result, the potential repurchase liability may be offset by the value of the repurchased house.

     The risk of loss which we face under these repurchase agreements is also lessened by additional factors listed below at "Reserve for Repurchase Commitments."

     As of December 31, 2005, Deer Valley's contingent repurchase liability under floor plan financing arrangements through independent dealers was approximately $9,600,519.

     While homes repurchased by Deer Valley under floor-plan financing arrangements are usually sold to other dealers, no assurance can be given that Deer Valley will be able to sell to other dealers homes which it may be obligated to repurchase in the future or that Deer Valley will not suffer more losses with respect to, and as a consequence of, those arrangements than we have accrued in our financial statements.

COMPETITION

     The manufactured housing industry is highly competitive at both the manufacturing and retail levels, with competition based upon numerous factors, including total price to the dealer, customization to homeowners' preferences, product features, quality, warranty repair service, and the terms of dealer and retail customer financing. Deer Valley has many competitors, ranging from very large, experienced, and well-financed companies to small, specialized manufacturers. Numerous firms produce manufactured and modular homes in the southeastern and south central United States, many of which are in direct competition with us. In addition, certain of Deer Valley's competitors provide retail customers with financing from captive finance subsidiaries.

     Manufactured homes also compete with other forms of housing, including site-built and prefabricated homes. Historically, manufactured housing has had a price advantage over these other forms of housing. That advantage has deteriorated, however, as the credit market in the manufactured housing industry has, at both the retail and wholesale levels, continued to tighten, while interest rates for site-built houses in recent years have been at historic lows, thus increasing the competitive pressures on manufactured housing.

     The capital requirements for entry as a producer in the manufactured housing industry are relatively small. However, Deer Valley believes that the qualifications for obtaining inventory financing, which are based upon the financial strength of the manufacturer and each of its dealers, have recently become more difficult to meet due to the departure of financial institutions from the market and efforts of our competitors to add dealers to their sales network.

     Deer Valley believes that its willingness to customize floor plans and design features to match customer preferences, offer factory provided trim-out and installation services, and provide efficient customer service differentiate it from most of its competitors in the manufactured housing industry.

COMPETITIVE NICHE

          We believe that we have certain competitive advantages in our market as described below:

WE CONCENTRATE OUR EFFORTS ON MANUFACTURING AND MARKETING TOP-QUALITY HUD CODE HOMES.

     By focusing our manufacturing efforts exclusively on HUD Code homes on a cost-effective basis and by relying upon our strong network of regional independent dealers within our geographical market, we have been able to minimize our administrative and marketing expenses while providing our customers with a competitively priced product which maximizes value for the purchase price paid for the home.

WE FOCUS UPON PRODUCING A SUPERIOR QUALITY HOME, WITH ATTENTION TO DETAIL, QUALITY MATERIALS, AND SERVICE TO OUR CUSTOMERS.

     By focusing our manufacturing efforts on the fastest growing sector of the manufactured housing industry, and by paying attention to manufacturing details, procuring quality components, and raw materials, and offering factory-provided trim-out options and service capabilities to our customers, we have focused upon servicing our customers that purchase a manufactured home from us. By providing factory trim-out services and walk-through services to a customer, we have been able to respond quickly to customer inquiries to ensure that our retail customers are satisfied with the quality of our home products.

WE  PRODUCE  A  QUALITY MANUFACTURED HOME PRODUCT WHICH IS COMPETITIVELY PRICED.

     By focusing our efforts on controlling costs and maintaining a high quality manufacturing facility, we have been able to provide a high-quality product at an attractive value. Our multi-section homes sold for an average retail price ranging from $59,000 to $119,000 in 2005, excluding land costs.

WE HAVE AN EXPERIENCED MANAGEMENT TEAM WHICH HAS EXTENSIVE EXPERIENCE IN THE MANUFACTURED HOUSING BUSINESS.

     Our management team is made up of seasoned industry veterans in key leadership positions whose interests are closely aligned with those of our shareholders. Some of our senior management team members will receive substantial additional payments from the acquisition of Deer Valley by the Company, depending upon the future success and profitability of Deer Valley.

WE  HAVE  A  STRONG  NETWORK  OF  INDEPENDENT  DEALERS.

     We have a strong network of independent dealers who operate in a highly fragmented industry consisting of approximately 8,000 dealers in the United States.

     We do not own any company retail stores and do not provide any financial or insurance-related services which could significantly increase Deer Valley's administrative expenses.

     We maintain close relationships with each of our independent dealers and carefully monitor our service responsibilities to the customers who purchase a manufactured home from us. We also provide significant volume discounts to our dealers in an effort to maintain a strong network of independent dealers.

REGULATION

     Deer Valley's manufactured homes are subject to a number of federal, state and local laws. Construction of manufactured housing is governed by the National Manufactured Housing Construction and Safety Standards Act of 1974 ("1974 Act"). In 1976, HUD issued regulations under the 1974 Act establishing comprehensive national construction standards. The HUD regulations cover all aspects of manufactured home construction, including structural integrity, fire safety, wind loads, thermal protection, plumbing, and electrical work. Such regulations preempt conflicting state and local regulations. Deer Valley's manufacturing facilities and the plans and specifications of its manufactured homes have been approved by a HUD-designated inspection agency. An independent, HUD-approved third-party inspector checks each of Deer Valley's manufactured homes for compliance during at least one phase of construction. In 1994, HUD amended manufactured home construction safety standards to improve the wind force resistance of manufactured homes sold for occupancy in coastal areas prone to hurricanes. Failure to comply with the HUD regulations could expose Deer Valley to a wide variety of sanctions, including closing Deer Valley's plants. Deer Valley believes its manufactured homes meet or surpass all present HUD requirements.

     Manufactured, modular, and site-built homes are all built with particleboard, paneling, and other products which contain formaldehyde resins. Since February 1985, HUD has regulated the allowable concentration of formaldehyde in certain products used in manufactured homes and requires manufacturers to warn purchasers concerning formaldehyde-associated risks. Deer Valley currently uses materials in its manufactured homes which meet HUD standards for formaldehyde emissions and which otherwise comply with HUD regulations in this regard. In addition, certain components of manufactured homes are subject to regulation by the Consumer Product Safety Commission ("CPSC") which is empowered to ban the use of component materials believed to be hazardous to health and to require the manufacturer to repair defects in components of its homes. The CPSC, the Environmental Protection Agency, and other governmental agencies are evaluating the effects of formaldehyde. In February 1983, the Federal Trade Commission adopted regulations requiring disclosure of manufactured home's insulation specifications.

     Deer Valley Homebuilders Inc.'s manufactured and modular homes are subject to local zoning and housing regulations. Installation of homes and utility connections are subject to state and local regulation, and must be complied with by the dealer or other person installing the home. Deer Valley does not install homes or connect utilities to homes. A number of states require manufactured and modular home producers to post bonds to ensure the satisfaction of consumer warranty claims. Several states have licensing requirements governing the delivery of manufactured and modular homes. Deer Valley has complied with these requirements in Alabama, Mississippi, Louisiana, Arkansas, Georgia, Florida, North Carolina, South Carolina, Tennessee, Kentucky, Indiana, Illinois, Missouri, Oklahoma, and Texas. Many of these states require that companies renew their license applications or notify the state after a change in ownership. Deer Valley is in the process of notifying states of the change in its ownership and renewing its licenses, when required. Some of the states which require renewal of licenses have waived the renewal requirement.

REGULATORY  APPROVAL

     Other than the regulations described above, no federal or state regulatory approvals are required for our principal products and services.

LEGAL PROCEEDINGS

     Although the Company in the normal course of business is subject to claims and litigation, the Company is not a party to any material legal proceeding nor is the Company aware of any circumstance which may reasonably lead a third party to initiate legal proceeding against the Company.

     As of the date of this filing, there are no material pending legal or governmental proceedings relating to our Company or properties to which we are a party, and to our knowledge there are no material proceedings to which any of our directors, executive officers, or affiliates are a party adverse to us or which have a material interest adverse to us.

                                CAPITAL STRUCTURE

     Our authorized capital consists of 2,000,000 shares of common stock, par value $.001 per share (these shares are referred to herein as "common shares" or "common stock"), and 1,140,000 shares of preferred stock, par value $.01 per share (these shares are referred to herein as "preferred shares or "preferred stock"), having such rights, preferences, privileges and restrictions as may be designated from time-to-time by our board of directors. On January 18, 2006, our board of directors designated (a) 750,000 of the preferred shares as Series A Convertible Preferred Stock (these shares are referred to herein as "Series A Preferred Stock"), with the rights, preferences, privileges and restrictions described below, (b) 49,451 of the preferred shares as Series B Convertible Preferred Stock (these shares are referred to herein as "Series B Preferred Stock"), with the rights, preferences, privileges and restrictions described below, and (c) 26,750 of the preferred shares as Series C Convertible Preferred Stock (these shares are referred to herein as "Series C Preferred Stock"), with the rights, preferences, privileges and restrictions described below. Our board of directors designated 300,000 of the preferred shares as Series D Convertible Preferred Stock (these shares are referred to herein as "Series D Preferred Stock"), with the rights, preferences, privileges and restrictions described below. As of June 2, 2006 there were issued and outstanding 1,000,000 shares of Common Stock, 745,622 shares of Series A Preferred Stock, 49,451 shares of Series B Preferred Stock, 26,750 shares of Series C Preferred Stock, and 132,081 shares of Series D Preferred Stock. Our shares of Common Stock were held by approximately 350 stockholders of record as of that date.

     On April 17, 2006, the Company completed a private placement of $1,320,810 of its Series D Convertible Preferred Stock (the "Series D Offering"). In connection with the Series D Offering, the Company issued (a) 132,081 shares of its Series D Convertible Preferred Stock and (b) Series E Common Stock Purchase Warrants entitling the holder to purchase up to an aggregate of 880,540 shares of its Common Stock at an exercise price of three dollars ($3.00) per share.

     The issuance of the Series D Convertible Preferred Stock and Series E Warrants were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued only to institutional, accredited investors, and a limited number of non-accredited investors.

     Midtown Partners & Co., LLC ("Midtown Partners"), an SEC and NASD registered broker dealer, acted as the placement agent for the Company in connection with the issuance of Series D Convertible Preferred Stock. Midtown Partners is located in Tampa, Florida. In connection with the Series D Offering, Midtown Partners is entitled to receive cash commissions equal of $99,181, plus payment of $19,836 as reimbursement of non-accountable expenses. Midtown Partners & Co., LLC is also entitled to receive (a) a Series BD-4 Common Stock Purchase Warrant entitling Midtown Partners to purchase 66,121 shares of the Company's common stock at an exercise price of one dollar and fifty cents ($1.50) per share, and (c) a Series BD-5 Common Stock Purchase Warrants entitling Midtown Partners to purchase 66,121 shares of the Company's common stock at an exercise price of three dollars ($3.00) per share.

     The issuance of the Series BD Warrants to Midtown Partners was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued only to institutional or accredited investors.

     We currently do not have enough common stock to issue upon the conversion of all or a material portion of our issued and outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and the issued and outstanding Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrant, Series E Warrants, and Series BD Warrants described below. Although we currently do not have enough stock to issue upon the conversion or exercise of such securities, management currently intends to record such securities as equity on our balance sheet as of March 31, 2006 for the following reasons:

     (1) A shareholder holding proxies to vote no less than 50.01% of the voting capital stock of the Company has acknowledged and agreed to vote their shares to increase our authorized common stock from 2,000,000 shares to 100,000,000 share at our shareholder meeting currently  scheduled to occur on July 12, 2006. Upon the occurrence of such proposed increase, we will have sufficient common stock to issue upon conversion or exercise, as applicable, of all issued Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrant, Series E Warrants, and Series BD Warrants

     (2) No Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock is convertible before the earlier of (a) the effective date of our registration statement, or
          (b) one (1) year from the date of issuance. In addition, no Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrant,
          Series E Warrants, or Series BD Warrants are exercisable before the effective date of our registration statement. Upon conversion of each Series of Preferred Stock, or upon exercise of each Series of Warrants, by the holder, the Company can settle its obligations upon such conversion or exercise, as applicable, by delivering registered or unregistered common stock. Pursuant to the Investor Rights Agreement dated January 18, 2006, if the Company does not file a registration statement by certain target dates, registering the common shares issuable upon conversion of the Series A Convertible Preferred Stock, and issuable upon exercise of the Series A Warrants and Series B Warrants, and such registration statement is not declared effective by certain additional target dates, then the Company is required to issue, as a penalty, its unregistered Series A Warrants to the holders of the Series A Convertible Preferred Stock. Under the Investor Rights Agreement, the maximum aggregate penalty incurred by the Company for failure to timely have the registration statement declared effective, is the issuance of Series A Warrants exercisable for the number of common shares equal to nine ( 9 %) percent of the sum of (a) the number of shares issuable upon conversion of the Series A Convertible Preferred Stock, and (b) the number of shares issuable upon conversion of the Series A Warrants (the "Penalty Warrants"). The Penalty Warrants may be unregistered securities, and, as liquidated damages, is the sole penalty available upon failure to have the registration statement declared effective.

COMMON SHARES

     Our common shareholders are entitled to one vote per share on all matters to be voted upon by those shareholders and are not entitled to cumulative voting for the election of directors. Subject to the rights of our Series A Preferred Stock to receive preferential dividends, our common shareholders are entitled to receive ratably, with the holders of Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock in dividends as they may be declared by our board of directors out of funds legally available for that purpose. Subject to (a) the rights of our Series A Preferred Stock to receive a preferential payment, in an amount equal to stated value plus accrued dividends, upon liquidation, dissolution, or winding up of the Company, (b) the rights of our Series B Preferred Stock to receive a preferential payment, in an aggregate amount of $100,000, upon liquidation, dissolution, or winding up of the Company,
(c) the rights of our Series C Preferred Stock to receive a preferential payment, in an aggregate amount of $100,000, upon liquidation, dissolution, or winding up of the Company, and (d) the rights of our Series D Preferred Stock to receive a preferential payment, in an aggregate amount of $30,000, upon liquidation, dissolution, or winding up of the Company, our common shareholders will be entitled to share ratably, with the holders of Series B Preferred Stock and Series C Preferred Stock on an as-converted basis, in all of the assets which are legally available for distribution, after payment of all debts and other liabilities. Our common shareholders have no preemptive, subscription, redemption or conversion rights. All of our currently outstanding common shares are validly issued, fully paid and non-assessable.

PREFERRED SHARES

     We may issue our preferred shares from time to time in one or more series as determined by our board of directors. The voting powers and preferences, the relative rights of each series, and the qualifications, limitations and restrictions thereof may be established by our board of directors without any further vote or action by our shareholders. None of our preferred stock has a redemption date. All of our preferred stock converts to common stock on a post-dividend basis.

     SERIES A PREFERRED STOCK

     Our Series A Preferred Stock has the following rights, preferences, privileges and restrictions:

- RANK-Our Series A Preferred Stock ranks senior to our Common Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other securities we may issue.

-    STATED VALUE - $10.00 per shares of Series A Preferred Stock.

- CONVERSION-Each share of Series A Preferred Stock, at its stated value of $10 per share, together with any accrued and unpaid dividends, is convertible at the option of the holder at any time after the Conversion Date (as defined below) into Common Stock at a price of Seventy Five Cents ($.75) per share of Common Stock. "Conversion Date" shall mean either (1) the date on which the United States Securities and Exchange Commission declares effective the Company's registration statement registering the Series A Preferred Stock for resale, or (2) the date that the holder of the Series A Convertible Preferred Stock has satisfied the minimum one (1) year holding requirements set forth in Rule 144(d) promulgated by the United States Securities and Exchange Commission under the Securities Act, as amended.

- LIMITATION ON CONVERSION - The conversion rights of each holder of Series A Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, so that the holder is not entitled to convert any Series A Preferred Stock to the extent that, after such conversion, the sum of the number of shares of common stock beneficially owned by such holder and its affiliates, will result in beneficial ownership of more than 4.99% of the outstanding shares of common stock.

- DIVIDENDS - A holder of Series A Preferred Stock are entitled to receive a dividend at a rate per annum equal to seven percent (7%), payable semi-annually, at the option of the Company, (i) in cash, to the extent funds are legally available therefor, or (ii) in shares of registered Common Stock at a ten percent (10%) discount to the "Market Price" (as such term is defined in the designations for the Series A Preferred Stock.) The Series A Preferred Stock ceases to accrue the seven percent (7%) fixed dividend on the earliest of (a) the payment of the liquidation preference on each share of Series A Preferred Stock upon the liquidation, dissolution or winding-up of the Corporation, (b) the conversion of the Series A Preferred Stock in common stock, or (c) the date two (2) years from the date of issuance of the share of Series A Preferred Stock. After the date two (2) years from the date of issuance of a share of Series A Preferred Stock, the holders of such Series A Preferred Stock participates ratably, on an as-converted basis, with our common stock as to the payment of dividends.

- LIQUIDATION RIGHTS - In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, our series 'A' preferred shareholders are entitled to receive an amount per share equal to the greater of $10 for each outstanding share plus accrued and unpaid dividends, as adjusted for stock dividends, stock distributions, splits, combinations or recapitalizations, or the amount such shareholders would be entitled to receive had they converted their series 'A' preferred shares into common shares. These rights are prior and in preference to any distribution of any of our assets to our common shareholders, holders of Series B Preferred Stock, holders of Series C Preferred Stock, or holders of any other series or class of preferred shares.

- VOTING RIGHTS - The holders of Series A Preferred stock have the right to vote on an as-converted basis, with our common shareholders on all matters submitted to a vote of our shareholders.

     In addition, we cannot, without the prior approval of the holders of at least fifty percent (50%) of our then issued and Series A Preferred Stock voting as a separate class:


     o liquidate, dissolve, or wind-up the business and affairs of the Company, or consent to any of the foregoing;

     o effectuate any merger, reorganization, or recapitalization of the Company, or enter into any agreement to do any of the foregoing;

     o purchase or redeem or pay or declare any dividend or make any distribution on, any shares of stock other than the Series A Preferred Stock so long as an accrued dividend on the Series A Preferred Stock is unpaid, or permit any subsidiary of the Company to take any such action, except for certain securities repurchased from former employees, officers, directors, consultants;

     o increase the authorized number of shares of Preferred Stock or Series A Preferred Stock;

     o alter or change the voting or other powers, preferences, or other rights, privileges, or restrictions of the Series A Preferred Stock contained herein (by merger, consolidation, or otherwise); and

     o issue any securities senior to the Series A Preferred Stock, except certain Qualified Financings (as defined below), or incur any new debt, except certain Permitted Debt (as defined below). "Qualified Financing" means an equity offering that (a) the gross aggregate proceeds raised and liquidation preferences is no more than $3,000,000; (b) the dividend rate does not exceed ten percent (10%); and (c) the holders of the new securities do not have voting rights more favorable than voting rights granted to the Series A Preferred Stock. "Permitted Debt" means (w) trade payables, inventory financing, and the accounts receivable factoring, all incurred in the ordinary course of business; (x) surety bonds and letters of credit issued or obtained in the ordinary course of business; (y) refinancings of the Company's existing debt facilities (including a $1,500,000 loan incurred on January 18, 2006); and (z) up to $3,000,000 of new indebtedness.

- LIMITATION ON VOTING - The voting rights of each holder of Series A Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, so that the holder is not entitled to vote any Series A Preferred Stock to the extent that such voting will allow such holder to vote more than 4.99% of the outstanding voting securities of the Company.

     SERIES B PREFERRED STOCK

     Our Series B Preferred Stock has the following rights, preferences, privileges and restrictions:

- RANK - Our Series B Preferred Stock ranks junior to our Series A Preferred Stock, ranks pari passu with our Series C Preferred Stock and Series D Preferred Stock as to an initial aggregate liquidation preference of $100,000, and ranks pari passu, on an as converted basis, with our common stock, as to all other matters, including voting rights, payment of dividends, and liquidation, after payment of the initial liquidation preference of $100,000.

- CONVERSION - Each share of Series B Preferred Stock automatically converts into one hundred (100) shares of Common Stock upon the shareholders approval of an increase in the authorized shares of common stock of the Company.

- DIVIDENDS - Holders of Series B Preferred Stock participate ratably, on an as-converted basis, with our Common Stock as to the payment of dividends.

- LIQUIDATION RIGHTS - In the event of any liquidation, dissolution or winding-up of the Company, either voluntary or involuntary, after payment of any liquidation preference to the holders of Series A Preferred Stock, the holders of Series B Preferred Stock are entitled to receive an initial aggregate liquidation preference of $100,000, and then the holders of Series B Preferred Stock are entitled to participate ratably, on an as-converted basis, with our common stock as to any distribution of assets.

- VOTING RIGHTS - The holders of Series B Preferred stock have the right to vote on an as-converted basis, with our common shareholders on all matters submitted to a vote of our shareholders.

     SERIES C PREFERRED STOCK

     Our Series C Preferred Stock has the following rights, preferences, privileges and restrictions:

- RANK - Our Series C Preferred Stock ranks junior to our Series A Preferred Stock, ranks pari passu with our Series B Preferred Stock and Series D Preferred Stock as to an initial aggregate liquidation preference of $100,000, and ranks pari passu, on an as converted basis, with our common stock, as to all other matters, including voting rights, payment of dividends, and liquidation, after payment of the initial liquidation preference of $100,000.

- CONVERSION - Each share of Series C Preferred Stock converts into one hundred (100) shares of Common Stock, at the option of the holder.

- LIMITATION ON CONVERSION - The conversion rights of each holder of Series C Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, so that the holder is not entitled to convert any Series C Preferred Stock to the extent that, after such conversion, the sum of the number of shares of common stock beneficially owned by such holder and its affiliates, will result in beneficial ownership of more than 4.99% of the outstanding shares of common stock.

- DIVIDENDS - Holders of Series C Preferred Stock participate ratably, on an as-converted basis, with our Common Stock as to the payment of dividends.

- LIQUIDATION RIGHTS - In the event of any liquidation, dissolution or winding-up of the Company, either voluntary or involuntary, after payment of any liquidation preference to the holders of Series A Preferred Stock, the holders of Series C Preferred Stock are entitled to receive an initial aggregate liquidation preference of $100,000, and then the holders of Series C Preferred Stock are entitled to participate ratably, on an as-converted basis, with our common stock as to any distribution of assets.

- VOTING RIGHTS - The holders of Series C Preferred stock have the right to vote on an as-converted basis, with our common shareholders on all matters submitted to a vote of our shareholders.

- LIMITATION ON VOTING - The voting rights of each holder of Series C Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, so that the holder is not entitled to vote any Series C Preferred Stock to the extent that such voting will allow such holder to vote more than 4.99% of the outstanding voting securities of the Company.

SERIES D PREFERRED STOCK

     Our Series D Preferred Stock has the following rights, preferences, privileges and restrictions:

- RANK- Our Series D Preferred Stock ranks junior to our Series A Preferred Stock, ranks pari passu with our Series B Preferred Stock and Series C Preferred Stock as to an initial aggregate liquidation preference, and ranks pari passu, on an as converted basis, with our common stock, as to all other matters, including voting rights, payment of dividends, and liquidation, after payment of the initial liquidation preference of $100,000 to the holders of Series B Preferred Stock and Series C Preferred Stock and of $30,000 to holders of Series D Preferred Stock.

- CONVERSION-Each 1.5 outstanding shares of Series D Convertible Preferred Stock shall automatically be converted into ten (10) shares of Common Stock upon the shareholders' approval of an increase in the authorized shares of common stock of the Company.

- DIVIDENDS-Holders of Series D Preferred Stock participate ratably, on an as-converted basis, with our Common Stock as to the payment of dividends.

- LIQUIDATION RIGHTS-In the event of any liquidation, dissolution or winding-up of the Company, either voluntary or involuntary, after payment of any liquidation preference to the holders of Series A Preferred Stock, the holders of Series D Preferred Stock are entitled to receive an initial aggregate liquidation preference of $30,000, and then the holders of Series D Preferred Stock are entitled to participate ratably, on an as-converted basis, with our common stock as to any distribution of assets.

- VOTING RIGHTS-The holders of Series D Preferred stock have the right to vote on an as-converted basis, with our common shareholders on all matters submitted to a vote of our shareholders.

OPTIONS AND WARRANTS CONVERTIBLE INTO COMMON SHARES

     As of June 2, 2006, there were outstanding Series A Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 9,941,641 shares of Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share. A Series A warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series A warrants and underlying warrant shares is declared effective, or
(b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series B Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 4,970,827 shares of Common Stock at an exercise price of two dollars and twenty five cents ($2.25) per share. A Series B warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series B warrants and underlying warrant shares is declared effective, or
(b) twelve (12) months from the date of grant and before the close of business on the date seven (7) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series C Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 2,000,000 shares of Common Stock at an exercise price of seventy five cents

($.75) per share. The Series C warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series C warrants and underlying warrant shares is declared effective, or
(b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series D Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 2,000,000 shares of Common Stock at an exercise price of seventy five cents ($.75) per share. The Series D warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series D warrants and underlying warrant shares is declared effective, or
(b) twelve (12) months from the date of grant and before the close of business on the date seven (7) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series E Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 880,544 shares of Common Stock at an exercise price of three dollars ($3.00) per share. The Series E warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series E warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date three (3) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series BD-1 Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of

919,162 shares of Common Stock at an exercise price of seventy five cents ($.75)

per share. A Series BD-1 warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series BD-1 warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series BD-2 Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of

919,162  shares  of  Common  Stock  at an exercise price of one dollar and fifty cents ($1.50) per share. A Series BD-2 warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series BD-2 warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series BD-3 Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of

459,581  shares  of  Common Stock at an exercise price of two dollars and twenty five cents ($2.25) per share. A Series BD-3 warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series BD-3 warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date seven (7) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series BD-4 Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 61,120 shares of Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share. A Series BD-4 warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series BD-4 warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of June 2, 2006, there were outstanding Series BD-5 Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 61,120 shares of Common Stock at an exercise price of three dollars ($3.00) per share. A Series BD-5 warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series BD-5 warrants and underlying warrant shares is declared effective, or (b) twelve (12)

months from the date of grant and before the close of business on the date three
(3)  years  from  the  initial  exercise  date.


LIMITATION  ON  EXERCISE  OF  WARRANTS

     The exercise rights of the Series A, B, C, D, E, and BD Warrants are limited so that the holder is not entitled to exercise such warrant to the extent that, after such exercise, the sum of the number of shares of common stock beneficially owned by such holder and its affiliates, will result in beneficial ownership of more than 4.99% of the outstanding shares of common stock.

     The Company issued the warrants described above in connection with the issuance of the Company's Series A Preferred Stock. We have valued our warrants, according to the Black-Scholes Option Pricing Model, as follows:


WARRANTS                       NUMBER    YEARS  VOLATILITY   STRIKE $   STOCK $   RISK   FAIR VALUE      TOTAL
                                                                                  FREE       PER      FAIR VALUE
                                                                                  RATE     WARRANT         $
Class A Warrants              9,941,639    5        32%    $    1.50  $   2.48    4.82%  $    1.39    13,818,878
                                         years

Class B Warrants              4,970,824    7        32%    $    2.25  $   2.48    4.84%  $    1.19     5,915,281
                                         years

Class C Warrants              2,000,000    5        32%    $    0.75  $   2.48    4.82%  $    1.90     3,800,000
                                         years

Class D Warrants              2,000,000    7        32%    $    0.75  $   2.48    4.82%  $    1.96     3,920,000
                                         years

Class E Warrants                880,540    3        32%    $    3.00  $   2.48    4.82%  $    0.50       438,421
                                         years

Class BD-1 Warrants             919,162    5        32%    $    0.75  $   2.48    4.82%  $    1.90     1,746,408
                                         years

Class BD-2 Warrants             919,162    5        32%    $    1.50  $   2.48    4.82%  $    1.39     1,277,635
                                         years

Class BD-3 Warrants             459,581    7        32%    $    2.25  $   2.48    4.84%  $    1.19       546,901
                                         years

Class BD-4 Warrants              66,121    5        32%    $    1.50  $   2.48    4.84%  $    1.39        91,908
                                         years

Class BD-5 Warrants              66,121    3        32%    $    3.00  $   2.48    4.84%  $    0.50        32,922
                                         years
Total Fair Value of Warrants                                                                          31,463,524

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER SHAREHOLDER MATTERS

     Our common stock trades on the OTC Bulletin Board under the trading symbol "CYON." The prices set forth below reflect the quarterly high and low bid information for shares of our common stock during the last two fiscal years, as reported by the OTC Bulletin Board. These prices reflect inter-dealer prices without retail markup, markdown, or commission, and may not represent actual transactions. Please note that the board of directors approved a two-for-one stock dividend on November 4, 2005, which doubled the numbers of shares outstanding. This stock dividend did not include our preferred stock. The prices listed for the quarter which ended on December 31, 2005, reflect post-dividend sales. The remaining prices, for quarters preceding the dividend, have been adjusted to retroactively reflect post-dividend sales.

2005 QUARTER ENDED                 HIGH                            LOW
December 31, 2005                  $4.25                           $0.60
September 30, 2005                 $0.75                           $0.25
June 30, 2005                      $0.875                          $0.175
March 31, 2005                     $0.50                           $0.125

                                       46

2004 QUARTER ENDED
December 31, 2004                  $1.50                           $0.895
September 30, 2004                 $2.50                           $1.15
June 30, 2004                      $5.125                          $0.30
March 31, 2004                     $0.30                           $0.30

     Our common stock is covered by an SEC rule imposing additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors, which are generally institutions with assets in excess of $5,000,000, or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 jointly with a spouse. For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities, and also may affect the ability of purchasers of our stock to sell their shares in the secondary market. The rule may also cause fewer broker-dealers to be willing to make a market in our common stock, and it may affect the level of news coverage we receive.

     We have not declared or paid any cash dividends on our common stock since our inception, and our Board of Directors currently intends to retain all earnings for use in the business for the foreseeable future. Any future payment of dividends will depend upon our results of operations, financial condition, cash requirements, and other factors deemed relevant by our Board of Directors.

                             FINANCIAL INFORMATION

FINANCIAL STATEMENTS

     At the end of 2005, Cytation had nominal operations and was a shell company (as defined in Rule 12b-2 of the Exchange Act). As a result of the acquisition of Deer Valley Homebuilders, Inc. on January 18, 2006, Cytation now has significant assets and gross revenues in excess of $3,000,000 per month. To facilitate understanding of the financial effect of this acquisition and for clarity of presentation, the following financial statements are attached as exhibits to this Information Statement:

EXHIBIT

99.1 Financial Statements of Cytation Corporation: audited statements of income, cash flows and changes in stockholders' equity for the one year periods ending December 31, 2005 and December 31, 2004.

99.2 Financial Statements of Deer Valley Acquisitions Corp.: audited balance sheet as of December 31, 2005, and audited statements of income, cash flows and changes in stockholders' equity for the six month period ending December 31, 2005.

99.3 Financial Statements of Deer Valley Homebuilders, Inc.: audited balance sheet as of December 31, 2005, and audited statements of income, cash flows and changes in stockholders' equity for the years ended December 31, 2005 and December 31, 2004.


99.4      Consolidated Financial  Statements  as  of  April 1, 2006 (unaudited).




     It is imperative that investors read the footnotes to the financial statements attached to this filing.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     CAUTIONARY  NOTICE  REGARDING  FORWARD  LOOKING  STATEMENTS

     We desire to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. This filing contains a number of forward-looking statements which reflect management's current views and expectations with respect to our business, strategies, products, future results and events, and financial performance. All statements made in this filing other than statements of historical fact, including statements addressing operating performance, events, or developments which management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, statements expressing general optimism about future operating results, and non-historical information, are forward looking statements. In particular, the words "believe," "expect," "intend," "anticipate," "estimate," "may," variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements, and their absence does not mean that the statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties, including those discussed below. Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by these forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

     Readers should not place undue reliance on these forward-looking statements, which are based on management's current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below), and apply only as of the date of this filing. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, the risks to be discussed in our Annual Report on form 10-KSB and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

OVERVIEW

     During the period commencing with the fourth quarter of 2002 and ending in December 2004, the Company engaged in the business of providing consulting and related services to private companies which wished to become reporting companies under the Securities Exchange Act of 1934, but which lacked the financial resources for an initial public offering ("IPO"). Cytation discontinued these operations in the first quarter of 2005 and was a shell company (as defined in Rule 12b-2 of the Exchange Act) from the first quarter of 2005 through January 18, 2006.

     At the end of 2005, Cytation had nominal operations. The Company had revenues of $59,114 in fiscal year 2005, as compared to $240,368 in fiscal year 2004. The Company had a net loss of $173,605 in fiscal year 2005, as compared to a net loss of $696,689 in fiscal year 2004. The differences in the foregoing figures are the result of Cytation's discontinuation of operations in contemplation of a reverse merger, which did not occur, and of the purchase of Deer Valley. As a result of the acquisition of Deer Valley Homebuilders, Inc. on January 18, 2006, Cytation now has gross revenues in excess of $3,000,000 per month and significant assets.

     Deer Valley is a wholly-owned subsidiary of DVA, which is a wholly-owned subsidiary of the Company. Deer Valley was formed in January, 2004, and its offices and principal manufacturing plant are located in Guin, Alabama. Deer Valley manufactures and designs manufactured homes which are sold to a network of independent dealers located primarily in the southeastern and south central regions of the United States. For more information on Deer Valley's lines of business and principal products and services, please see the section of this filing entitled "Description of Business."

     Deer Valley maintains its business offices in Guin, Alabama and operates manufacturing facilities in Guin, Alabama and in Sulligent, Alabama. As of the date of this filing, Deer Valley's plant on the Sulligent Property is producing approximately 12 floors per week. For more information on Deer Valley's plants, floors and rates of production, please see the section of this filing entitled "Property" below.

     When evaluating the Company's financial condition and operating performance, the most important matters on which the Company's executives are currently focused are increasing daily production at Deer Valley's manufacturing facilities and evaluating other growth opportunities. Management is currently evaluating additional plant sites and new product offerings to sustain the Company's growth rate. The key performance indicators management examines are
(1) Deer Valley's production rate, in "floors" produced per day, (2) the cost of sales, (3) product gross margins, and (4) the size of Deer Valley's sales backlog. For more information on these performance indicators, please see the attached financial statements and notes thereto and the section of this document entitled "Description of Business."

     Management feels that the following areas present significant opportunities or risks for the Company:

     1)  Securities  Compliance

     Deer Valley has been operated as a private company which is not subject to federal securities laws and, therefore, may lack the internal or financial control infrastructure and procedures necessary for public companies to comply with the provisions of the Securities Exchange Act and Sarbanes-Oxley regulations. Deer Valley, DVA, and the Company are coordinating with legal counsel and auditors to put in place proper financial controls and procedures to insure full compliance with and disclosure under all relevant securities laws. Of course, there can be no guarantee that there will be no significant deficiencies or material weaknesses in the quality of Deer Valley's financial controls. The greatest challenge Management foresees in implementing proper controls and procedures is that the cost to Deer Valley of such compliance could be substantial and could have a material adverse effect on our results of operations.

     2)  Downturn  in  the  Manufactured  Housing  Industry

     In recent years, the manufactured housing industry experienced a prolonged and significant downturn as consumer lenders began to tighten underwriting standards and curtail credit availability in response to higher than anticipated rates of loan defaults and significant losses upon the repossession and resale of homes securing defaulted loans. According to the Manufactured Housing Institute, domestic shipments of manufactured homes peaked in calendar year 1998 with the shipment of 372,843 homes, before declining to a total of 130,802 manufactured homes in calendar year 2004. The manufactured housing industry's share of new single-family housing starts also increased to 24% in calendar year 1997 before declining to 7.5% of all new single-family housing starts in calendar year 2004. Other causes of the downturn include a reduced number of consumer lenders in the traditional chattel (home-only) lending sector and higher interest rates on home-only loans. These factors have resulted in declining wholesale shipments, excess manufacturing and retail locations and surplus inventory.

     Despite the industry decline, which commenced in calendar year 1999, we have been able to successfully launch our business through an efficient manufacturing and production facility, flexible product designs, an experienced and capable sales team, stringent cost controls, and attention to dealer relations, customer satisfaction and service efforts. Additionally, our affiliated dealers often endeavor to distinguish Deer Valley by selling our manufactured homes as part of a land-home package which may be financed by a conventional mortgage. Finally, Deer Valley focuses on the multi-section sector of the manufactured housing market, which Management feels offers the greatest potential for growth because multi-section homes often have an appearance similar to more traditional site-built homes but are competitively priced when compared to a site-built home. For more information on multi-section homes, please see the section of this document entitled "Description of Business."

     3)  Rising  Interest  Rates  and  Residual  Effects  of  Hurricane  Katrina

     Two important factors could affect our sales: the residual effects of Hurricane Katrina and rising interest rates. Interest rates have a marked effect upon the manufactured housing market. Management feels that rising interest rates will drive buyers from traditional "site built" homes toward the upper end of the manufactured housing market, where our products are positioned. However, additional increases in interest rates could eventually adversely affect buyers of Deer Valley products and could cause dealers to reduce inventories because of "Floor-Plan" expenses.

     Hurricane Katrina created a huge need for the rapid replacement of houses in the Gulf Coast Region. The lure of lucrative "FEMA" contracts caused suppliers to disrupt or delay normal shipments to their dealers. This created a rush by dealers to establish new relationships or increase orders with Deer Valley, which did not interrupt its service in this way. However, because FEMA has ceased ordering manufactured homes for persons displaced by Katrina, Deer Valley will face increased competition in our market segment as other producers return to the commercial supply market.

     4)  Increased  Competition  from  Other  Producers

     Recently, large producers of single section homes have focused on either entering the multi-section home market or expanding their presence in that market. Accordingly, Deer Valley will likely face increased competition in our market segment.

     5) "Floor Plan" Credit Available to Manufactured Home Dealers Reduced availability of floor plan financing for manufactured home dealers could negatively impact Deer Valley's business. A major floor plan financer for manufactured housing was recently purchased. If this financer or its acquirer were to discontinue floor plan financing programs for manufactured home dealers, approximately one-third of the floor plan financing available to manufactured home dealers would disappear. An occurrence of this type could have a material, adverse impact upon Deer Valley's business, since dealers would have additional difficulty in procuring funds to inventory homes based on floor plan financing.

     RESULTS  OF  OPERATIONS - FISCAL YEAR ENDED DECEMBER 31, 2005

     The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements, included herewith. This discussion should not be construed to imply that the results discussed herein will necessarily continue into the future, or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents only the best present assessment by our management. Historical financial information presented for the year ended December 31, 2005 and the year ended December 31, 2004, is that of the Company on a consolidated versus combined basis with Deer Valley Homebuilders, Inc., which reflects the Company's acquisition of Deer Valley Homebuilders, Inc. on January 18, 2006, pursuant to the terms of the Securities Purchase and Share Exchange Agreement.

     Because Cytation discontinued its prior operations in the first quarter of 2005 and was a shell company (as defined in Rule 12b-2 of the Exchange Act) from the first quarter of 2005 through January 18, 2006, because Deer Valley constitutes all of the Company's operations, and because management does not believe that it is informative or useful to compare the results of operations for the year ended December 31, 2005 on an unaudited pro forma condensed combined consolidated basis, giving effect to the acquisition of Deer Valley, as compared to fiscal year 2004, the remainder of this discussion on the fiscal year ended December 31, 2005 relates to the operations of Cytation's newly acquired operating subsidiary, Deer Valley. In conjunction with this discussion it is imperative that investors read the footnotes to the financial statements attached to this filing.

HISTORICAL RESULTS - FISCAL YEAR ENDED DECEMBER 31, 2005; COMPARISON OF FISCAL YEAR ENDED DECEMBER 31, 2004.

REVENUES. Overall net revenues for the year ended December 31, 2005 were $35,717,073. In addition, overall net revenues for the year ended December 31, 2004 were $15,394,215. The increase of $20,322,858 is a direct result of increased sales and production of homes which increased from 655 floors in 2004 to 1,385 floors in 2005.

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES. General and administrative expenses consisted of payroll and related expenses for executive, accounting, and administrative personnel, professional fees, and other general corporate expenses. Selling, general, and administrative expenses for the year ended December 31, 2005 were $2,996,023. In addition, general and administrative expenses for the year ended December 31, 2004 were $1,559,333. These general and administrative costs have increased primarily due to increased production, sales, and operating expenses. The production direct cost of goods was generally in the same ratio to sales for both periods with increased quantity discounts being offset by a rise in material cost. The remainder of the increase was due to salary expenses, which increased from $894,722 in 2004 to $1,423,298 in 2005.

NET INCOME (LOSS). The net income for the year ended December 31, 2005 was $3,366,658. The net income for the year ended December 31, 2004 was $1,010,506. The increase in net income is primarily due to increased production and sales of Deer Valley's operations. Because of this and because fixed expenses were spread over a significantly larger number of units produced with no reduction in price per unit, the gross profit margin was greater in 2005 than in 2004. The increase in production can be seen in a comparison of daily output. As of December 31, 2004, Deer Valley produced 4 floors per day, whereas as of December 31, 2005, Deer Valley produced 7 floors per day.

     RESULTS  OF  OPERATIONS  -  QUARTER  ENDED  APRIL  1,  2006

     The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements, included herewith. This discussion should not be construed to imply that the results discussed herein will necessarily continue into the future, or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents only the best present assessment by our management. Historical financial information presented for the quarter ended April 1, 2006 is that of the Company on a consolidated basis with Deer Valley Homebuilders, Inc. and Deer Valley Acquisitions Corp., which reflects the Company's acquisition of Deer Valley Homebuilders, Inc. on January 18, 2006.

     As of January 1, 2006, the Company has elected to change its fiscal year ending period from a calendar year ending December 31, with quarters ending March 31, June 30, and September 30, to a 52-53 week year ending on the Saturday closest to December 31. Under either system the end of the most recent fiscal year was December 31, 2005, and the commencement of the first quarter of 2006 was January 1. Accordingly, there were no days which fell under one system but which were excluded from a period under the other system. Under the 52-53 week year end, the quarter beginning January 1, 2006 ended April 1, 2006.

     Because Cytation discontinued its prior operations in the first quarter of 2005 and was a shell company (as defined in Rule 12b-2 of the Exchange Act) from the first quarter of 2005 through January 18, 2006 and because Cytation now has significant revenues from a subsidiary operating in an entirely different industry, management does not believe that it is informative or useful to compare the results of operations for the quarter ended April 1, 2006 to the quarter ended March 31, 2005. As a result, the remainder of this discussion on the quarter ended April 1, 2006 relates only to the quarter ended April 1, 2006. In conjunction with this discussion it is imperative that investors read the footnotes to the financial statements attached to this filing.

HISTORICAL  RESULTS  -  QUARTER  ENDED  APRIL  1,  2006

REVENUES. Overall gross revenue for the quarter ended April 1, 2006 was $12,913,079. Deer Valley's second plant in Sulligent Alabama (the "Sulligent Plant") began operations on or about February 20, 2006, and the first home manufactured at the Sulligent Plant was delivered on March 1, 2006. Revenues for the quarter ended April 1, 2006 reflect a full quarter of operations at Deer Valley's original plant in Guin, Alabama and approximately one month of operations at the Sulligent Plant. The full impact of the Sulligent Plant on revenues and earnings will likely not be realized until the second quarter of 2006.

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES. General and administrative expenses consisted of payroll and related expenses for executive, accounting, and administrative personnel, professional fees, and other general corporate expenses. Selling, general, and administrative expenses for the quarter ended April 1, 2006 were $1,249,327. These general and administrative costs have increased at our operating subsidiary, Deer Valley, primarily due to increased production, sales, and operating expenses. At Deer Valley, the production direct cost of goods has remained generally in the same ratio to sales, with increased quantity discounts being offset by a rise in material cost. In addition, profit margins for this quarter were reduced by one-time start-up costs of approximately $250,000 associated with the opening of the Sulligent Plant.

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

NET  INCOME  (LOSS).The  net  income  for  the  quarter  ended April 1, 2006 was

$463,501. After accounting for the dividend payable to preferred shareholders and the deemed dividend to preferred shareholders on beneficial conversion features, the net loss for the quarter ended April 1, 2006 was 1,140,828.

Increased production and sales of Deer Valley's operations have bolstered net income.

LIQUIDITY  AND  CAPITAL  RESOURCES

     Management believes that the Company currently has sufficient cash flow from operations, available bank borrowings, cash, and cash equivalents to meet its short-term working capital requirements for the next 12 months. As of April 1, 2006, the Company had approximately $3,555,528 in cash and cash equivalents. Should our costs and expenses prove to be greater than we currently anticipate, or should we change our current business plan in a manner which will increase or accelerate our anticipated costs or capital demand, such as through the acquisition of new products, our working capital could be depleted at an accelerated rate.

     The Company spends its cash to fund increases in production capacity at its operating subsidiary, Deer Valley, for special legal, accounting, and audit services necessary to meet SEC reporting requirements, and to pay expenses. To the extent that it becomes necessary to raise additional cash in the future as our current cash and working capital resources are depleted, we will seek to raise it through the public or private sale of debt or equity securities, the procurement of advances on contracts or licenses, funding from joint-venture or strategic partners, debt financing or short-term loans, or a combination of the foregoing. We also may seek to satisfy indebtedness without any cash outlay through the private issuance of debt or equity securities.

     The net cash provided by operating activities as of December 31, 2005 and December 31, 2004 was $3,376,520 and $787,139, respectively. The increase was due to an increase in sales from 655 floors to 1,385 floors from 2004 to 2005. In particular the net income increased by $2,356,152 from 2004 to 2005 due to an increase in sales and due to the fact that Deer Valley operated for all of 2005, unlike 2004. The net cash used in investing activities as of December 31, 2005 and December 31, 2004 was $260,631 and $1,705,470, respectively. This change was primarily due to differences in capital asset purchases during that period. In particular, in 2004 Deer Valley purchased its first manufacturing facility in Guin, Alabama, whereas in 2005 Deer Valley had very few purchases of capital assets. The net cash used in financing activities as of December 31, 2005 was $1,748,444, and the net cash produced by financing activities as of December 31, 2004 was $2,482,150. The cash financing activities in 2004 included $1,100,000 invested as capital in the form of common stock, of which 66,000 was repurchased at end of 2004 as treasury stock, and $1,543,314 in loan proceeds used to purchase the Guin manufacturing facility and equipment. Net cash financing activities in 2005 were primarily for distributions to shareholders, which amounted to $1,670,540. These distributions were more substantial in 2005 than the $52,618 distributed in 2004 because Deer Valley was more profitable.

     The net cash used in operating activities as of April 1, 2006 was $8,711. The net cash used in investing activities as of April 1, 2006 was $3,022,887, which primarily reflects the amount related to the purchase of Deer Valley, which was $6,375,000, net of cash acquired in the purchase, as well as purchases of equipment. The net cash provided by financing activities as of April 1, 2006 was $6,434,071, the majority of which resulted from the issuance of preferred stock.

     Deer Valley is contingently liable under the terms of repurchase agreements with financial institutions providing inventory financing for retailers of Deer Valley's products. These arrangements, which are customary in the industry, provide for the repurchase of products sold to retailers in the event of default by the retailer. The risk of loss under these agreements is spread over numerous retailers. The price Deer Valley is obligated to pay generally declines over the period of the agreement (typically 18 to 24 months) and the risk of loss is further reduced by the sale value of repurchased homes. The maximum amount for which the Company was contingently liable under such agreements amounted to $9,600,519 and $4,516,365 at December 31, 2005 and 2004, respectively. As of
December 31, 2005 and December 31, 2004, the company had a reserve of $35,000 and $3,500, respectively, for future repurchase losses, based on prior experience and an evaluation of dealers' financial conditions. The maximum amount for which Deer Valley is contingently liable under such agreements amounted to $12,272,510 at April 1, 2006. As of April 1, 2006, the Company had a reserve of $60,000 for future repurchase losses, based on prior experience and an evaluation of dealers' financial conditions. Deer Valley to date has not
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

experienced significant losses under these agreements, and management does not expect any future losses to have a material effect on the accompanying financial statements. The risk of loss which we face under these repurchase agreements is also lessened by additional factors listed below under "Reserve for Repurchase Commitments."

FINANCING

     Deer Valley had a fixed-rate revolving line of credit with State Bank and Trust of Guin, Alabama. Under this line of credit entered into on March 3, 2004, the Company could make loan draws for business purposes up to a maximum amount of $500,528 in the aggregate.The line of credit matured on March 25, 2005 and was not renewed.

     On April 12, 2006, Deer Valley entered into a Loan and Security Agreement with Fifth Third Bank providing for a revolving line of credit in an amount not to exceed Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the "Loan") evidenced by a revolving credit note (the "Note") and secured by accounts receivable, inventory, equipment and all other tangible and intangible personal property of Deer Valley, DVA, and Cytation. The purpose of the Loan is to provide working capital, to provide Letter of Credit support, to replace Deer Valley's previous revolving line of credit with State Bank and Trust, and to provide interim financing for the acquisition of the real property on which Deer Valley operates a plant in Sulligent, Alabama. The Loan has a one year term and has a variable interest rate at 2.60% above LIBOR. Upon issuance of a letter of credit, Deer Valley is charged a letter of credit fee equal 1.00% of the face amount of the letter of credit. The Loan provides for conditions to meet prior to each advance, including financial ratios.

     In addition to the revolving line of credit described in the preceding paragraph, Deer Valley, during its normal course of business, is required to issue irrevocable standby letters of credit in the favor of independent third party beneficiaries to cover obligations under repurchase agreements.

     On May 26, 2006, Deer Valley entered into a Loan Agreement with Fifth Third Bank (the "Lender") providing for a loan of Two Million and No/100 Dollars ($2,000,000.00) (the "Loan") evidenced by a promissory note and secured by a first mortgage on Deer Valley's properties in Guin, Alabama and Sulligent, Alabama, including the structures and fixtures located thereon, as well as Deer Valley's interest in any lease thereof. The purpose of the loan is to pay off an existing loan from another bank secured by the Guin property and to reduce the outstanding balance on Deer Valley's revolving credit facility with the Lender. The net effect of the reduction in the revolving credit balance is to increase the credit available to the Company for working capital under its revolving facility. The Loan has a term from May 26, 2006 through June 1, 2011 and has a variable interest rate at 2.25% above LIBOR. There is no prepayment penalty. Future advances are available under the Loan Agreement, subject to approval by the Lender. Also on May 26, 2006, the Company and DVA guaranteed the Loan. Should Deer Valley default, thereby triggering acceleration of the Loan, Cytation and DVA would become liable for payment of the Loan.

     As of April 1, 2006, the following letters of credit were issued and in force:

     Letter of Credit No. 98 issued through State Bank & Trust in the amount of $400,000 to the favor of beneficiary Bombardier Capital expired on January 27, 2006 and was replaced with letter of credit to GE Commercial on January 27, 2006 and expiring January 27, 2007. The beneficiary was changed from Bombardier Capital to GE, due to GE's buyout of Bombardier's manufactured housing floor plan division. Personally guaranteed by Joel Logan, President and General Manager of Deer Valley.

     Letter of Credit No. 93 issued through State Bank & Trust in the amount of $100,000 to the favor of beneficiary 21st Mortgage Corporation, issued May 3, 2005 and expiring May 3, 2006, pending renewal. Personally guaranteed by the three largest former shareholders of Deer Valley.

     Letter of Credit No. 97 issued through State Bank & Trust in the amount of $150,000 to the favor of Textron Financial Corporation, issued August 29, 2005 and expiring August 29, 2006, pending renewal.

     All of the Letters of Credit above are required under the terms of the Repurchase Agreements described below in the section entitled "Critical Accounting Estimates." As of April 1, 2006, no amounts had been drawn on the above irrevocable letters of credit by the beneficiaries.

     As of April 1, 2006, Deer Valley was also obligated under a Promissory Note payable to State Bank & Trust of Guin, Alabama (the "B&T Note") having a principal balance of $1,465,904. The B&T Note is payable in monthly installments of $10,000 (which includes interest at 5.00%) and matures on November 11, 2008. The B&T Note is secured by all assets of the Company and is personally guaranteed by two former stockholders of the Company.

     Management does not believe that current debt commitments will make it difficult to secure additional debt or equity financing, since the company has no significant debt other than long-term mortgages, trade payables, and the earnout agreement referenced in "Off-Balance Sheet Arrangements" below.

CRITICAL  ACCOUNTING  POLICIES

     Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. For a description of those estimates, see Note 5, Critical Accounting Policies and Estimates, contained in the explanatory notes to the Company's financial statements for the quarter ended April 1, 2006, which are attached as exhibits to this filing. On an ongoing basis, we evaluate our estimates, including those related to reserves, deferred tax assets and valuation allowance, impairment of long-lived assets, fair value of equity instruments issued to consultants for services, and estimates of costs to complete contracts. We base our estimates on historical experience and on various other assumptions which we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities which are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. However, we believe that our estimates, including those for the above-described items, are reasonable.

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

CRITICAL  ACCOUNTING  ESTIMATES

     Management is aware that certain changes in accounting estimates employed in generating financial statements can have the effect of making the Company look more or less profitable than it actually is. Management does not believe that either the Company or its auditors have made any such changes in accounting estimates. A summary of the most critical accounting estimates employed by the Company in generating financial statements follows below.

WARRANTIES

     We provide our retail buyers with a one-year limited warranty covering defects in material or workmanship, including plumbing and electrical systems. We record a liability for estimated future warranty costs relating to homes sold, based upon our assessment of historical experience and industry trends. In making this estimate, we evaluate historical sales amounts, warranty costs related to homes sold and timing in which any work orders are completed. We have a reserve for estimated warranties of $750,000 as of December 31, 2005, compared to  $550,000  as of December 31, 2004 and $860,000 as of April 1, 2006. Although

we maintain reserves for such claims, there can be no assurance that warranty expense levels will remain at current levels or that the reserves that we have set aside will continue to be adequate. A large number of warranty claims which exceed our current warranty expense levels could have a material adverse affect upon our results of operations.

VOLUME  INCENTIVES  PAYABLE

     We have relied upon volume incentive payments to our independent dealers who retail our products. These volume incentive payments are accounted for as a reduction to gross sales, and are estimated and accrued when sales of our manufactured homes are made to our independent dealers. Volume incentive reserves are recorded based upon the annualized purchases of our independent dealers who purchase a qualifying amount of home products from us. We accrue a liability to our dealers, based upon estimates derived from historical payout rates. Volume incentive costs represent a significant expense to us, and any significant changes in actual payouts could have an adverse affect on our financial performance. We had a reserve for volume inventives payable of

$137,779  as  of  April  1,  2006.


RESERVE  FOR  REPURCHASE  COMMITMENTS

     Most of our independent dealers finance their purchases under a wholesale floor plan financing arrangement under which a financial institution provides the dealer with a loan for the purchase price of the home and maintains a security interest in the home as collateral. When entering into a floor plan arrangement, the financial institution routinely requires that we enter into a separate repurchase agreement with the lender, under which we are obligated, upon default by the independent dealer, to repurchase the manufactured home at our original invoice price less the cost of administrative and shipping expenses. Our potential loss under a repurchase obligation depends upon the estimated net resale value of the home, as compared to the repurchase price that we are obligated to pay. This amount generally declines on a predetermined schedule over a period that usually does not exceed 24 months.

     The risk of loss that we face under these repurchase agreements is lessened by several factors, including the following:

     (i) the sales of our products are spread over a number of independent dealers,
     (ii) we have had only isolated instances where we have incurred a repurchase obligation,
     (iii) the price we are obligated to pay under such repurchase agreements declines based upon a predetermined amount over a period which usually does not exceed 24 months, and

     (iv) we have been able to resell homes repurchased from lenders at current market prices, although there is no guarantee that we will continue to be able to do so.

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

     The maximum amount for which the Company is contingently liable under such agreements amounted to $9,600,519 at December 31, 2005. As of December 31, 2005 and December 31, 2004 we had a reserve of $35,000 and $3,500, respectively, established for future repurchase commitments, based upon our prior experience and evaluation of our independent dealers' financial conditions. The maximum amount for which the Company is contingently liable under such agreements amounted to approximately $12,272,510 at April 1, 2006. As of April 1, 2006, we had a reserve of $60,000 established for future repurchase commitments, based upon our prior experience and evaluation of our independent dealers' financial conditions. This represents an increase from the reserve amount of $35,000, due to a substantial increase in Deer Valley's sales compared to the first quarter of 2005. Because Deer Valley to date has not experienced any significant losses under these agreements, management does not expect any future losses to have a material effect on our accompanying financial statements.

REVENUE  RECOGNITION

     Revenue for Deer Valley's products sold to independent dealers is generally recorded when all of the following conditions have been met: (i) an order for the home has been received from the dealer, (ii) an agreement with respect to payment terms has been received, and (iii) the home has been shipped and risk of loss has passed to the dealer.

RECENT  ACCOUNTING  PRONOUNCEMENTS

     In December 2004, the FASB issued SFAS No.153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions." The amendments made by Statement 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. The FASB believes that exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. By focusing the exception on exchanges which lack commercial substance, the FASB believes this statement produces financial reporting which more faithfully represents the economics of the transactions. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of SFAS 153 shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the company's overall results of operations or financial position.

     In December 2004, the FASB issued SFAS No.123 (revised 2004), "Share-Based Payment". SFAS 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) replaces FASB Statement No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25,
"Accounting for Stock Issued to Employees." SFAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123(R) as of the first interim or annual reporting period which begins after June 15, 2005. For public entities filing as small business issuers, SFAS 123(R) is applicable as of the beginning of the first interim or annual reporting period beginning after December 15, 2005.

     As of April 1, 2006, the Company had not yet created a stock incentive plan which authorizes the issuance of options to purchase common stock. Effective January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123(R),using the modified-prospective-transition method. Under that transition method, compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006, are based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123 and on the compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No.123(R). Results for prior periods have not been restated. Adopting SFAS No.123(R) on January 1, 2006 did not have any effect on the Company's net income and earning per share for the quarter ended April 1, 2006 since no options were granted.

     In December 2004, the Financial Accounting Standards Board issued two FASB Staff Positions-FSP FAS 109-1, Application of FASB Statement 109 "Accounting for Income Taxes" to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004, and FSP FAS 109-2 Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004. Neither of these affected the Company as it does not participate in the related activities.

PROPERTY

     The Company's executive and operating offices are located at 4902 Eisenhower Blvd., Suite 185, Tampa, FL 33634. The telephone number at the Company's executive offices is (813) 885-5998. Deer Valley's principal manufacturing plant and offices are located at 205 Carriage Street, Guin, Alabama 35563, and its telephone number is (205) 468-8400. Deer Valley's principal manufacturing plant and company offices consists of a manufacturing plant with 107,511 square feet, a frame shop with 10,800 square feet, material shed of 23,172 square feet and offices with 11,250 square feet of space. Deer Valley owns the buildings and 25.5 acres underlying these facilities.

     Due to increased sales, Management believed that the Company needed to obtain a small satellite production facility near to its facility in Guin, Alabama, in 2006. On January 25 2006, the Company approved Deer Valley Homebuilders, Inc. entering into a Sales Contract with Steve J. Logan to purchase real property located at 7668 Highway 278 in Sulligent, Alabama (the "Sulligent Property").

SUBSEQUENT EVENT

     On  April 18, 2006, Deer Valley purchased the Sulligent Property from Steve
J. Logan. The Sulligent Property consists of a 65,992 square foot manufacturing plant located on approximately 13 acres of land. The purchase price for the Sulligent Property was $725,000, paid in cash at closing. Deer Valley obtained the funds for the purchase price of the Sulligent Property from its revolving line of credit described above under the heading "Financing." Prior to acquiring the Sulligent Property, Deer Valley's plant on the Sulligent Property operated beginning on February 20, 2006 under a short-term lease.

     Deer Valley does not invest in real estate or real estate mortgages except for those necessary to support the company's normal business purposes.

WEBSITE

     Deer Valley maintains a website at www.deervalleyhb.com. The information contained on Deer Valley's website is not a part of this filing, nor is it incorporated by reference into this filing.

OFF-BALANCE  SHEET  ARRANGEMENTS

     In connection with the purchase of Deer Valley Homebuilders on January 18, 2006, the Company entered into the Earnout Agreement, pursuant to which, additional payments may be paid to the former owners of Deer Valley Homebuilders, Inc., as an earnout, based upon the Net Income Before Taxes of Deer Valley Homebuilders, Inc. during the next five (5) years up to a maximum of $6,000,000. The business purpose of executing the Earnout Agreement was to set the purchase price of Deer Valley Homebuilders, Inc. by an objective standard, given that the owners of DVH and the Company could not agree on an outright purchase price.

PROPOSALS BY SECURITY HOLDERS

     No security holders have submitted to the Registrant any proposals or notice to present the same for action at the meeting.
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

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     (a) Except as set forth in this Schedule 14C, no officer, director or director nominee of the Company has any substantial interest, direct or indirect, in the matters to be acted upon, other than his role as an officer or director of the Company.

     (b) No director of the Company has informed the Company that he intends to oppose any action taken by the Company set forth in this Information Statement.

COMPANY  CONTACT  INFORMATION

     Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 4902 Eisenhower Blvd., Suite 185, Tampa, FL 33634; or by calling the Company at (813) 885-5998 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

All inquires regarding our Company should be addressed to our Company's principal executive office:

                              CYTATION CORPORATION
                        4902 Eisenhower Blvd., Suite 185
                                 Tampa, FL 33634
                                 (813) 885-5998
      Attention: Charles G. Masters, President and Chief Executive Officer

EXHIBITS

99.1 Financial Statements of Cytation Corporation: audited statements of income, cash flows and changes in stockholders' equity for the one year periods ending December 31, 2005 and December 31, 2004.

99.2 Financial Statements of Deer Valley Acquisitions Corp.: audited balance sheet as of December 31, 2005, and audited statements of income, cash flows and changes in stockholders' equity for the six month period ending December 31, 2005.

99.3 Financial Statements of Deer Valley Homebuilders, Inc.: audited balance sheet as of December 31, 2005, and audited statements of income, cash flows and changes in stockholders' equity for the years ended December 31, 2005 and December 31, 2004.

99.4      Consolidated Financial  Statements  as  of  April 1, 2006 (unaudited)



99.5      Auditor's Letter.




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99.6      Proposed Articles of Incorporation of Florida Corporation.

99.7 Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock

99.8 Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock

99.9 Certificate of Designation, Preferences and Rights of Series C Convertible Preferred Stock

99.10 Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock


                       BY ORDER OF THE BOARD OF DIRECTORS

/S/CHARLES G. MASTERS
---------------------
CHARLES G. MASTERS
PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
TAMPA, FLORIDA


June 20, 2006


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